                                                                   EXHIBIT 10.10
                                 COST PLUS FEE

                           STANDARD FORM OF AGREEMENT

                               BETWEEN TENANT AND

                              CONSTRUCTION MANAGER

AGREEMENT Made as of the 12th day of April in the year Nineteen Hundred and Ninety Nine between NaviSite, Inc., 100 Brickstone Square, Andover, MA 01810 (the "Tenant") and Gilbane Building Company, 7 Jackson Walkway, Providence,
      ------
Rhode Island, (the "Construction Manager"), for services in connection with the
                    --------------------
project described on Exhibit - A attached hereto (the "Project"), including,
                     -----------                       -------
without limitation, the following: Tenant fit up of the first floor data Center and MEP support space and with associated infrastructure (rooftop equipment, generators located at concrete pads on grade, etc.) at 400 Minuteman Drive, Andover, MA 01810, a building of approximately 150 thousand square feet and presently under construction, owned by 400 River Limited Partnership, 2101 Rosecrans Boulevard, Suite 5252, El Segundo, CA 90245, hereinafter referred to as the "Landlord".
        --------

The Tenant and the Construction Manager agree as set forth below:
The General Conditions estimate for the project is as per the attached Exhibit -
                                                                       ---------
B dated 4/12/99 (the "General Conditions Estimate").
-                     ---------------------------
The Architect/Engineer for the Project are:

     . Tenant Architect, Visnick & Caulfield, 334 Boylston Street, Boston, MA 02116

     . Architect of Record, Burt Hill Kosar Rittleman Associates, 650 Smithfield Street, Suite 2600, Pittsburgh, PA 15222-3907

     .    Engineer, HF Lenz Company, 1407 Scalp Avenue, Jonestown, PA 15904-3329

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ARTICLE 1
---------

The Construction Team and Extent of Agreement
---------------------------------------------

The CONSTRUCTION MANAGER accepts the relationship of trust and confidence established between him and the Tenant by this Agreement. He covenants with the Tenant to furnish his best skill and judgment and to cooperate with the Architect/Engineer in furthering the interests of the Tenant. He agrees to furnish efficient business administration and superintendence and to use his best efforts to complete the Project in an expeditious and economical manner consistent with the interest of the Tenant.

1.1 The Construction Team: The Construction Manager and the Tenant, and the Architect/Engineer called the "Construction Team" shall work from the beginning of design through construction completion. The Construction Manager shall provide leadership to the Construction Team on all matters relating to construction.

1.2 Extent of Agreement: This Agreement represents the entire agreement between the Tenant and the Construction Manager and supersedes all prior negotiations, representations or agreements. When Drawings and Specifications are complete, they shall be incorporated herein by amendment to this Agreement. This Agreement shall not be superseded by any provisions of the plans and specifications and may be amended only by written instrument signed by both the Tenant and the Construction Manager.

1.3 Definitions: The Project is the total tenant fit out and associated infrastructure and improvements to be performed under this Agreement. The Work is that part of the Project that a particular Trade Contractor (or Construction Manager's own forces) is to perform. The term "day" shall mean calendar day unless otherwise specifically designated.

1.4 Contract Documents. The Contract Documents consist of this Agreement, Drawings, Specifications, addenda issued prior to execution of this Agreement, the other documents listed in this Agreement and written modifications issued after execution after this Agreement. In the event of a conflict among the Contract Documents, the Contract Documents shall be construed according to the following priorities:

               First:         Modifications
               Second:        This Agreement
               Third:         Addenda
               Fourth:        Drawings - As per attached Exhibit A
               Fifth:         Specifications

ARTICLE 2
---------

Construction Manager's Services
-------------------------------

The Construction Manager will perform the following services under this Agreement in each of the two phases described below.

2.1 Design Phase (A part of the Construction Phase as pertains to Gilbane cost outlined in Exhibit B).

2.1.1 Consultation During Project Development: Schedule and attend regular meetings with the Architect/Engineer during the development of conceptual and preliminary design to advise on site use and improvements, selection of materials, building systems and equipment. Provide recommendations on construction feasibility, availability of materials and labor, time requirements for installation and construction, and factors related to cost, including costs of alternative designs or materials, preliminary budgets and possible economies.

2.1.2 Scheduling: Develop a Project Time Schedule that coordinates and integrates the Architect's/Engineer's design efforts with construction schedules. Update the Project Time schedule on a monthly basis, incorporating a detailed schedule for the construction operations of the Project, including realistic activity sequences and durations, allocation of labor and materials, processing of shop drawings and samples, and delivery of products requiring long lead time procurement. Include the Tenant's occupancy requirements showing portions of the Project having occupancy priority.

2.1.3 Project Construction Budget: Prepare a Project budget as soon as major Project requirements have been identified, and update periodically for the Tenant's approval. Update and refine the budget on a monthly basis for the Tenant's approval and advise the Tenant if it appears that the Project Construction budget will not be met and make recommendations for corrective action. The Construction Manager will evidence a good faith effort to provide his service within the budget outlined in Exhibit B.

2.1.4 Coordination of Construction Documents: Review the Drawings and Specifications as they are being prepared, recommending alternative solutions whenever design details affect construction feasibility or schedule without, however, assuming any of the Architect/Engineer's responsibilities for design.

2.1.5 Construction Planning: Recommend for purchase and expedite the procurement of long lead items to ensure their delivery by the required date

2.1.5.1 Make recommendations to the Tenant and the Architect/Engineer regarding the division of Work in the Drawings and Specifications to facilitate the bidding and awarding of Trade Contracts, allowing for phased construction and taking into consideration such factors as time of performance, availability of labor, overlapping trade jurisdictions, and provisions of temporary utilities.

2.1.5.2 Review the Drawings and Specifications with the Architect/Engineer to eliminate areas of conflict and overlapping in the Work to be performed by the various Trade Contractors and prepare pre-qualification criteria for bidders.

2.1.5.3 Develop Trade Contractor interest in the Project and as working Drawings and Specifications are completed, take competitive bids on the Work of the various Trade Contractors. After analyzing the bids, recommend to the Tenant that such contracts be awarded after Tenant approval. Exceptions to the Bid process may be required so as to meet the Project schedule via negotiation with key Trade Contractors.

2.1.6 Equal Employment Opportunity: Determine applicable requirements for equal employment opportunity programs for inclusion in the bidding documents.

2.2  Construction Phase
     ------------------

2.2.1 Project Control: Monitor the Work of the Trade Contractors and coordinate the Work with the activities and responsibilities of the Tenant, Architect/Engineer, and Construction Manager to complete the Project in accordance with the Tenant's objectives of cost, time and quality.

2.2.1.1 Maintain a competent full-time staff at the Project site to coordinate and provide general direction of the Work and progress of the Trade Contractors on the Project.

2.2.1.2 Establish on-site organization and lines of authority in order to carry out the overall plans of the Construction Team.

2.2.1.3 Establish procedures for coordination among the Tenant, Landlord, Architect/Engineer, Trade Contractors and Construction Manager with respect to all aspects of the Project and implement such procedures.

2.2.1.4 Schedule and conduct weekly progress meetings at which Trade Contractors, Tenant, Landlord, Architect/Engineer and Construction Manager can discuss jointly such matters as procedures, progress, problems and scheduling. Construction Manager shall publish meeting minutes and distribute copies of same to all applicable parties.

2.2.1.5 Provide regular weekly monitoring of the schedule as construction progresses. Identify potential variances between scheduled and probable completion dates. Review schedule for Work not started or incomplete and recommend to the Tenant and Trade Contractors adjustments in the schedule to meet the probable completion date. Provide summary reports of each monitoring and document all changes in schedule.

2.2.1.6 Determine the adequacy of the Trade Contractors' personnel and equipment and the availability of materials and supplies to meet the schedule. Recommend courses of action to the Tenant when requirements of a Trade Contract are not being met.

2.2.2 Physical Construction: Provide all labor, materials, construction equipment, tools and subcontract items which are necessary for the completion of the Project which are not provided by either the Trade Contractors or the Tenant. Construction Manager shall supervise the Work of all Trade Contractors and Construction Manager's own forces, and shall use good faith efforts to coordinate such Work with the work of any of Tenant's separate contractors, so as to complete the Project in a manner which will meet the Project Schedule and the Project Budget.

2.2.3 Cost Control: Develop and monitor an effective system of Project cost control. Revise and refine the initially approved Project Construction Budget, incorporate approved changes as they occur, and develop cash flow reports and forecasts as needed. Identify variances between actual and budgeted or estimated costs on a monthly basis, and advise Tenant whenever projected cost exceeds budgets or estimates.

2.2.3.1 Maintain cost accounting records on authorized Work performed under unit costs, actual costs for labor and material, or other bases requiring accounting records. Afford the Tenant access to these records and preserve them for a period of three (3) years after final payment.

2.2.4 Change Orders: Develop and implement a system for the preparation, review and processing of Change Orders reasonably acceptable to Tenant. Recommend necessary or desirable changes to the Tenant and the Architect/Engineer, review requests for changes, submit recommendations to the Tenant and the Architect/Engineer and assist in negotiating Change Orders.

2.2.5 Payments to Trade Contractors: Develop and implement a procedure reasonably acceptable to Tenant for the review, processing and payment of applications by Trade Contractors for progress and final payments.

2.2.6 Permits and Fees: Assist the Tenant and Architect/Engineer in obtaining all permits and approvals pertinent to the construction of the Project, including, without limitation, building permits and certificates of occupancy, but excluding permits for inspection or temporary facilities required to be obtained directly by the various Trade Contractors. Assist in obtaining permits and approvals from all the authorities having jurisdiction.

2.2.7 Tenant's Consultants: If required, assist the Tenant in selecting and retaining professional services of a surveyor, testing laboratories and special consultants, and coordinate these services, without assuming any responsibility or liability of or for these consultants.

2.2.8 Inspection: Inspect the Work of Trade Contractors for defects and deficiencies in the Work without assuming any of the Architect/Engineer's responsibilities for inspection under the Architect/Engineer's contracts with Tenant.

2.2.8.1 Review the safety programs of each of the Trade Contractors and make appropriate recommendations. In making such recommendations and carrying out such reviews, he shall not be required to make exhaustive or continuous inspections to check safety precautions and programs in connection with the Project. The performance of such services by the Construction Manager shall not relieve the Trade Contractors of their responsibilities for the safety of persons and property, and for compliance with all federal, state and local statutes, rules, regulations and orders applicable to the conduct of the Work.

2.2.9 Document Interpretation: Refer all questions for interpretation of the documents prepared by the Architect/Engineer to the Architect/Engineer.

2.2.10   Shop Drawings and Samples:  In collaboration with the
Architect/Engineer, establish and implement procedures for expediting the processing and Architect/Engineer approval of shop drawings, samples, and other submittals. Receive from the Trade Contractors and review all such submittals, coordinate them with the information contained in related documents, and transmit them to the Architect/Engineer for its approval.

2.2.11 Reports and Project Site Documents: Record the progress of the Project. Submit written progress reports to the Tenant, on a monthly basis, including information on the Trade Contractors' Work, and the percentage of completion. Keep a daily log available to the Tenant.

2.2.11.1 Maintain at the Project site, on a current basis: records of all necessary Contracts, Drawings, samples, purchases, materials, equipment, maintenance and operating manuals and instructions, and other construction
related documents, including all revisions.   Obtain data from Trade Contractors
and maintain a current set of record Drawings, Specifications and operating manuals. At the completion of the Project, deliver all such records to the Tenant.

2.2.12 Substantial Completion: Upon Substantial Completion of the Work or designated portions thereof, as determined by Architect/Engineer, determine and prepare for the Tenant a list of incomplete or unsatisfactory items and a schedule for their completion and a schedule of values for the cost to complete each such item. Construction Manager shall assist Tenant and Architect/Engineer in determining the date of Substantial Completion of the Work or designated portions thereof.

2.2.13 Start-Up: With the Tenant's maintenance personnel, direct the checkout of utilities, operations systems and equipment for readiness and assist in their initial startup and testing by the Trade Contractors.

2.2.14 Final Completion: Provide written notice to the Tenant that the Work is ready for final inspection and assist Tenant and Architect/Engineer in determining the date of final completion of the Project. Secure and transmit to the Tenant all guarantees, warranties, affidavits, releases, bonds and waivers required by the Contract Documents, applicable law or Tenant. Turn over to the Tenant all keys, manuals, record drawings, and maintenance stocks.

2.2.15 Warranty: Where any Work is performed by the Construction Manager's own forces or by Trade Contractors under contract with the Construction Manager, the Construction Manager shall, and does hereby, warrant that all materials and equipment included in such Work will be new, unless otherwise specified, and that such Work will be of good quality, free from improper workmanship and defective materials and in conformance with the Drawings and Specifications. With respect to the same Work, the Construction Manager shall correct all Work defective in material or workmanship for a period of one year from the Date of Substantial Completion or for such longer periods of time as may be set forth with respect to specific warranties contained in the trade sections of the Specifications. If Construction Manager corrects (or causes any Trade Contractor to correct) any defective Work, then the one year corrective work period (specific to that area of defective Work or the specific defective part) shall be extended for an additional one (1) year with respect to such Work from the date of correction thereof; provided, however, that the corrective work period, as so extended, shall not exceed two years from the Date of Substantial Completion or such later date as may be set forth with respect to specific warranties contained in the trade sections of the Specifications. The Construction Manager shall collect and deliver to the Tenant any specific written warranties given by others.

2.2.16 The Construction Manager shall not be responsible for the removal, encapsulation, transportation, and disposal of any hazardous material, including without limitation, any asbestos or asbestos-related products as may be required in connection with the Project, except for any such hazardous materials as may be brought onto the Project site by Construction Manager. Construction Manager shall notify Tenant prior to Construction Manager or any Trade Contractor bringing any such hazardous materials on to the Project site, and shall notify Tenant immediately upon discovery of any such hazardous materials on the Project site.

2.3      Additional Services

2.3.1 At the request of the Tenant, the Construction Manager will provide the following additional services upon written agreement between the Tenant and Construction Manager defining the extent of such additional services and the amount and manner in which the Construction Manager will be compensated for such additional services.

2.3.2 Notwithstanding the provisions of this paragraph 2.3.2, there shall be included in the basic services of a Construction Manager hereunder such investigation, appraisal, or valuation of existing conditions, facilities or equipment as would be reasonably expected of a construction manager who is providing construction management services for the construction of the base building for the Landlord, and no additional compensation (beyond the Construction Manager's fee) shall be due or payable in connection therewith.

2.3.3 Services related to Tenant furnished equipment, furniture and furnishings which are not a part of this Agreement

2.3.4  Services for Tenant or rental spaces not a part of this agreement.

2.3.5 Obtaining or training maintenance personnel or negotiation maintenance service contracts.

ARTICLE 3
---------

Tenant's Responsibilities
-------------------------

3.1 The Tenant shall provide full information regarding his requirements for the Project.

3.2 The Tenant shall designate in writing a representative who shall be fully acquainted with the Project and has authority to issue and approve Project Construction Budgets, issue Change Orders, render decisions promptly and furnish information expeditiously. Any limitations of the foregoing shall be indicated to the Construction Manager in writing.

3.3 The Tenant shall retain an Architect/Engineer for design and to prepare construction documents for the project. The Architect/Engineer's services, duties and responsibilities are described in the agreement between the Tenant and the Architect/'Engineer, a copy of which will be forwarded to the Construction Manager.

3.4    Section Deleted.

3.5    The Tenant shall provide auditing services as he may require.

3.6 The Construction Manager will be furnished without charge all copies of Drawings and Specifications reasonably necessary for the execution of the Work.

3.7 The Tenant shall provide the insurance for the Project as provided in Paragraph 12.4, and shall bear the cost of any bonds required by Tenant or any permit granting authority in connection with the Work of the Project.

3.8 The services, information, surveys and reports required by the above paragraphs or otherwise to be furnished by other consultants employed by the Tenant, shall be furnished with reasonable promptness at the Tenant's expense and the Construction Manager shall be entitled to reasonably rely upon the accuracy and completeness thereof.

3.9 If the Tenant becomes aware of any fault or defect in the Project or non-conformance with the Drawings and Specifications, he shall give prompt written notice thereof to the Construction Manager who shall promptly cure such defect.

3.10 It shall be a condition of Construction Manager's obligations hereunder that:

     (i) until such time as the closing of the sale of shares of common stock of Tenant in a public offering pursuant to an effective registration statement under the securities Act of 1933, as amended, shall have occurred (an "IPO"), the Guaranty of CMGI, Inc. attached hereto shall remain in full force and effect; and

     (ii) from and after the date of the IPO, Tenant shall deliver a letter of credit in form and substance reasonably satisfactory to Tenant and Construction Manager in an amount equal to the amount which Tenant and Construction Manager reasonably estimate to be necessary to complete the Project (the "Estimated Contract Balance"). Tenant shall have
                            --------------------------
          the right, from time to time, to reduce the amount of the letter of credit as the work progresses and the estimated Contract Balance declines, and to deliver replacement letters of credit in such reduced amounts. Tenant shall also have the right to substitute other security in lieu of a letter of credit, including, without limitation, a guaranty from CMGI, Inc., provided that such security is satisfactory to Construction Manager in its reasonable discretion.

3.11 The Tenant shall communicate with the Trade Contractors only through the Construction Manager. This Article shall be void and of no force or effect upon the termination of this Agreement in accordance with the terms hereof.

3.12 Tenant shall use good faith efforts to identify Gilbane as the Construction Manager on all public statements and releases in connection with the Project, including issuance of photographs, renderings, and the like for all media, as and when appropriate.

ARTICLE 4
---------

Trade Contracts
----------------

4.1 All portions of the Project that the Construction Manager does not perform with his own forces shall be performed under Trade Contracts. The Construction Manager shall request and receive proposals from Trade Contractors and Trade Contracts will be awarded after the proposals are reviewed by the Construction Manager and approved by Tenant.

4.2 If the Tenant refuses to accept a Trade Contractor recommended by the Construction Manager, the Construction Manager shall recommend an acceptable substitute. The Construction Manager shall not be required to contract with anyone to whom he has made a reasonable objection.

4.3 Trade Contracts will be between the Construction Manager and the Trade Contractors. The form of the Trade Contracts including the General and Supplementary Conditions shall be satisfactory to the Construction Manager and Tenant, and copies of each Trade Contract shall be provided to the Tenant. Without limitation of the foregoing, all Trade Contracts shall include a provision pursuant to which the applicable Trade Contractor shall agree to recognize Tenant as the "owner" thereunder upon written notice from Tenant that Tenant has terminated this Agreement and elected to assume the applicable Trade Contract.

4.4 The Construction Manager shall be responsible to the Tenant for the acts and omissions of his agents and employees, Trade Contractors performing Work under a contract with the Construction Manager, and such Trade Contractors' agents and employees.

ARTICLE 5
---------

Schedule
--------

5.1 The services to be provided under this Contract shall be in general accordance with the following schedule:

Design Phase:        Commencing  4/12/99               Ending: on or about 6/15/99
-------------

Construction Phase:  Commencing on or about 6/15/99    Ending: on or about 1/7/00
-------------------

5.2    Section Reserved

5.3 The Date of Substantial Completion of the Project or a designated portion thereof is the date certified by Architect/Engineer when (i) construction is sufficiently complete in accordance with the Drawings and Specifications so the Tenant can occupy or utilize the Project or designated portion thereof for the use for which it is intended with a minimum of interference by Construction Manage and the Trade Contractors and is complete with the exception of punch list items of a minor nature (having an aggregate value of less than $25,000) and (ii) Construction Manager has supplied Tenant with a certificate of occupancy or an equivalent use or occupancy permit issued by the building inspector within the municipality where the Project is located. Guarantees and warranties called for by this Agreement or by the Drawings and Specifications shall commence on the Date of Substantial Completion of the Project or designated portion thereof, or such later date as may be specified in the Specifications with respect to any applicable Trade Contractor or supplier. Should the Construction Manager be unable to secure the certificate of occupancy due to acts or omissions of the Tenant or its Architect/Engineer which are not cured within seven days after written notice from the Construction Manager specifying such acts or omissions in reasonable detail, then such delay shall entitle the Construction Manager to the benefits allowed under Subparagraphs 5.4 and 7.2.2.

5.4 Subject to the provisions of Section 9.2.1., if the Construction Manager is delayed at any time in the progress of the Project by any act or neglect of the Tenant or the Architect/Engineer or by any employee of either, or by any separate contractor employed by the Tenant, or by changes ordered in the Project, or by labor disputes, fire, unusual delay in transportation, adverse weather conditions not reasonably anticipated, unavoidable casualties or any causes beyond the Construction Manager's control, the Substantial Completion Date shall be extended by a written modification signed by Tenant and Construction Manager for a reasonable length of time.

ARTICLE 6
---------

Article Reserved

ARTICLE 7
---------

Construction Manager's Fee
--------------------------

7.1 In consideration of the performance of the Contract, the Tenant agrees to pay the Construction Manager in current funds as compensation for his services a Construction Manager's Fee as set forth in Subparagraphs 7.1.1 and 7.1.2.

7.1.1 For the performance of the Design Phase services, the Construction Manager's fee shall be included in the Construction Phase fee.

7.1.2 For work or services performed during the Design and Construction Phase, a lump sum fee of $250,000 which shall be paid proportionately to the ratio which the monthly payment for the Cost of the Project bears to the estimated cost of the Project, as set forth in the Project Budget, as the same may be
adjusted from time to time upon approval by Tenant.   Any balance of this fee
shall be paid at the time of final payment.

7.2 Adjustments in fee shall be made as per Article 7.2.1 only if the parameters of the scope of the Work expand materially beyond that which is outlined in, contemplated by or reasonably inferable from, Exhibit A by Change Order and/or if circumstances which were not reasonably foreseeable and which are beyond the control of the Construction Manager require an extension of the Construction Manager's service beyond the date of 1/28/00 which is the date of cost projection outlined in Exhibit B provided that the Construction Manager gives Tenant notice of such circumstances within seven days after the occurrence thereof. Notwithstanding the foregoing or any other provision of the Agreement, Construction Manager shall not be entitled to any increase in Construction Manager's Fee or payment for general conditions costs or other compensation hereunder to the extent that additional time to complete the Project beyond 1/28/00, as adjusted pursuant to Paragraph 5.4, is required due to any negligence or default of Construction Manager.

7.2.1 For changes in the Project as provided for in Article 9, the Construction Manager's fee shall be adjusted by an amount equal to $1.50 per each $1.00 of Construction Manager's direct labor cost (both Regional Labor and Field Labor), plus the total cost of any Regional Labor and Regional Support cost(s) as may be required to administer the change. A sample calculation is attached hereto as Schedule 7.2.1.
                   --------------

7.2.2 For delays in the Project not the responsibility of the Construction Manager as defined in Paragraph 5.4, there will be an equitable adjustment in the fee and general conditions costs to compensate the Construction Manager for its increased expenses, if any.

7.3     Included in the Construction Manager's Fee are the following:

7.3.1 Salaries or other compensation of the Construction Manager's employees at the principal office and branch offices, except employees listed in Subparagraph 8.2.2.

7.3.2 General operating expenses of the Construction Manager's principal and branch offices other than the field office.

7.3.3 Any part of the Construction Manager's capital expenses, including interest on the Construction Manager's capital employed for the project.

7.3.4 Overhead or general expenses of any kind, except as may be expressly included in Article 8.

7.3.5   Regional Labor and Regional Support as outlined in Exhibit B.
                                                           ---------

ARTICLE 8
---------

Cost of the Project
-------------------

8.1 The term Cost of the Project shall mean charges for services provided by the Construction Manager and costs necessarily incurred in the Project during either the Design or Construction Phase, and paid by the Construction Manager.

8.1.1 The Tenant agrees to pay the Construction Manager for the Cost of the Project as defined in Article 8. Such payment shall be in addition to the Construction Manager's Fee stipulated in Article 7.

8.2     Cost Items

8.2.1   Section Reserved.

8.2.2 Charges for services provided by the Construction Manager's employees based on:

8.2.2.1 Direct Personnel Expense of those employees stationed at the field office, in whatever capacity employed, as per Exhibit B.
                                               ---------

8.2.2.2 Section Reserved.

8.2.2.3 Direct Personnel Expense is defined as the direct salaries of the Construction Manager's employees engaged in performing the services under this Agreement as described in Subparagraphs 8.2.2.1 and the cost of all employee fringe benefits, including, without limitation, medical and workers' compensation insurance, absences, vacations, pension and/or profit sharing, all in accordance with the Construction Manager's standard personnel policy, and taxes for such items as unemployment compensation and social security, as per Exhibit B.
---------

8.2.3   Section Reserved.

8.2.4 Reasonable transportation, traveling, moving, temporary subsistence and hotel expenses of the Construction Manager or of his officers or employees incurred in discharge of duties connected with the

Project, all in accordance with the Construction Manager's standard personnel policy; provided that such expenses are approved in advance by Tenant.

8.2.5 Cost of all materials, supplies and equipment incorporated in the Project, including costs of transportation and storage thereof.

8.2.6 Payments made by the Construction Manager to Trade Contractors for their Work performed pursuant to contract under this Agreement, including the cost of any Trade Contractor payment and performance bonds.

8.2.7 Cost, including transportation and maintenance, of all materials, supplies, equipment, vehicles, and temporary facilities, which are employed and consumed in the performance of the Work, and cost less salvage value on such items used but not consumed which remain the property of the Construction Manager.

8.2.8 Rental charges of all necessary machinery and equipment, exclusive of hand tools, used at the site of the Project, whether rented from the Construction Manager or others, including installation, repairs and replacements, dismantling, removal, costs of lubrication, transportation and delivery costs thereof, at rental charges consistent with those prevailing in the area.

8.2.9 Cost of the premiums for all insurance and bonds which the Construction Manager is required to procure by this Agreement or is deemed necessary by the Construction Manager and approved by Tenant.

8.2.10 Sales, use, gross receipts or similar taxes related to the Project imposed by any governmental authority, and for which the Construction Manager is liable.

8.2.11 The Construction Manager is not required to indemnify for patent infringement as may be caused by the design documents of the Architect/Engineer, except to the extent that Construction Manager knew that the applicable material, equipment or technique infringed upon the patent rights of any third party and failed to notify Tenant and Architect/Engineer prior to the installation or procurement thereof.

8.2.12 Losses, expenses or damages to the extent not compensated by insurance or otherwise, including settlement of Trade Contractor claims or suits with prior Tenant written approval.

8.2.13 In repairing or correcting damaged or nonconforming Work executed by the Construction Manager or the Construction Manager's Trade Contractors or suppliers, provided that such damaged or nonconforming Work was not caused by the negligence or failure to fulfill a specific responsibility to the Tenant set forth in this Agreement of the Construction Manager or the Construction Manager's foremen, engineers or superintendents, or other supervisory, administrative or managerial personnel of the Construction Manager, or the failure of the Construction Manager's personnel to supervise the Work of the Trade Contractors or suppliers, and only to the extent that the cost of repair or correction is not recoverable by the Construction Manager from insurance, Trade Contractors or suppliers.

8.2.14 Project expenses such as telegrams, long-distance telephone calls, telephone service at the site, expressage, printing, reproduction and similar items, as per Exhibit B.
              ---------

8.2.15  Cost of removal of all debris.

8.2.16 Cost incurred due to an emergency affecting the safety of persons and property except to the extent such emergency is caused by the negligence of the Construction Manager.

8.2.17  Cost of supplies for job site computer.

8.2.18 Cost of corporate and regional data processing/MIS services billable at an hourly rate of $2.00 per hour times the labor hours (jobsite only) expended for the Project, as per Exhibit B.
                         ---------

8.2.19 Legal costs reasonably and properly incurred by the Construction Manager in the discharge of its duties under this Agreement with prior Tenant written approval which shall not be unreasonably withheld provided that such costs do not arise from any default by the Construction Manager of its obligations hereunder or under any contract or agreement with any Trade Contractor or supplier, or any fault of Construction Manager relating to any permit or approval.

8.2.20  Cost of storage of Project records beyond Project completion, as per

Exhibit B.
---------

8.2.21  Section Reserved.

8.2.22 All costs directly, reasonably and properly incurred in the performance of the Project and not included in the Construction Manager's Fee as set forth in Paragraph 7.3, subject to Tenant's prior written approval which shall not be unreasonably withheld.

8.3 Section Reserved.

8.4  The Cost of the Project shall not include:

        .1 Cost due to the negligence of Construction Manager or to the failure of Construction Manager to fulfill a specific responsibility to Tenant set forth in the Contract Documents.

        .2 Fines, penalties, sanctions or impositions assessed or imposed by any governmental body, instrumentality or tribunal to the extent arising from any act or omission of Construction Manager or any Trade Contractor.

        .3 Costs associated with Construction Manager's failure to obtain any and all permits in a timely manner, including without limitation, the costs of any delays resulting therefrom, unless such failure is due to the failure of the Drawings and Specifications to conform with the laws and regulations applicable thereto.

        .5 Costs of accelerating the Work to the extent caused by the negligence or default of Construction Manager.

        .6 Costs resulting from the failure of Construction Manager or any Trade Contractor to procure and maintain insurance as required by the Contract Documents.

        .7 Overtime required to the extent caused by the negligence or fault of Construction Manager.

        .8 Project incentive bonuses, except as approved in advance by Tenant in writing.

        .9 Cost of bonding or securing liens or defending claims filed by any Trade Contractor or supplier arising from any default by Construction Manager in making any payment due to any such Trade Contractor or supplier, unless such default by Construction Manager is due to a default by Tenant in making progress payments to Construction Manager hereunder.

        .10 Losses or expenses for which Construction Manager is compensated by insurance.

ARTICLE 9
---------

Changes in the Project
----------------------

9.1.1 The parties hereby acknowledge the Project is being designed and built on a so-called "fast track" basis. As such, the Drawings and Specifications are not complete as of the date hereof. The development of the Drawings and Specifications may require multiple rounds of drafting, review, comments, changes and modifications. The Project Construction Budget and the Project Schedule (including the date of Substantial Completion) shall be subject to adjustment in connection with such changes and modifications to the Drawings and Specifications. However, subject to the provisions of Section 9.1.2 and 9.1.3 below, no such change or and modification to the Drawings and Specifications shall constitute (or require) a "Change Order" or entitle Construction Manager to any claim for an adjustment to Construction Manager's fee, notwithstanding whether any such change or modification requires alteration, removal, replacement or reperformance of Work which has been completed provided the Work requested is within the parameters of the scope of the Work outlined in, contemplated by or reasonably inferable from Exhibit A and that the Work can be completed by the date of 1/28/00, which is the date of cost projection outlined in Exhibit B and which date is subject to extension to the extent not caused by or resulting from any negligence or default of the Construction Manager. Should the "Change Order" be materially different than the scope of Work outlined in, contemplated by or reasonably inferable from Exhibit A and/or should the Change Order cause an extension of Construction Manager service beyond the date of 1/28/00 (as the same may be extended as aforesaid), but subject to the provisions of Section 7.2 hereof, the Construction Manager will provide a revised Exhibit B for the cost of the administration of the change with a fee calculation as per the terms of Article 7.2.1.

9.1.2 A "Change Order" is a written order to the Construction Manager signed by the Tenant or his authorized agent issued after the execution of this Agreement and the finalization of any applicable Drawings and Specifications, authorizing a Change in the Project or the method or manner of performance and/or an adjustment in the Project Construction Budget, the Construction Manager's fee or the Substantial Completion Date. Trade Contractors shall be entitled to adjustment of their fees and costs for Change Order work in accordance with the terms of their respective Trade Contracts. The Construction Manager shall be entitled to compensation for all Costs of the Project incurred by Construction Manager in connection with the applicable Change Order work as per the parameters outlined in Section 9.1.1 above.

9.1.3 Should (i) concealed conditions encountered in the performance of the Work below the surface of the ground, or (ii) concealed or unknown conditions in any existing structure which are at variance with the conditions indicated by the Drawings, Specifications, or Tenant furnished information, or (iii) unknown physical conditions below the surface of the ground or concealed or unknown conditions in an existing structure which are of an unusual nature, differing materially from those ordinarily encountered and generally recognized as inherent in work of the character provided for in this Agreement be encountered, then, to the extent that such conditions were not reasonably foreseeable by Construction Manager, the Project Construction Budget and the Substantial Completion Date shall be equitably adjusted by Change Order upon claim by either party made within seven (7) days after the date of discovery of the applicable condition (provided, however, that Construction Manager's fee shall not be increased except to the extent that the applicable condition results in a delay in the date of Substantial Completion, in which case Construction Manager's fee shall be equitably adjusted). No such claim shall be valid unless so made. Any change in the Project Construction Budget or the Substantial Completion Date or Construction Manager's fee resulting from such claim shall be authorized only by Change Order.

9.2    Claims for Additional Cost or Time
       ----------------------------------

9.2.1 If the Construction Manager wishes to make a claim for an extension in the Substantial Completion Date, he shall give the Tenant written notice thereof within seven (7) days time after the occurrence of the event giving rise to such claim. This notice shall be given by the Construction Manager before proceeding to execute any Work, except in an emergency endangering life or property in which case the Construction Manager shall act, at his discretion, to prevent threatened damage, injury or loss. Claims arising from delay shall be made within seven (7) days time after the delay. No such claim shall be valid unless so made. Any change in the Project Construction Budget or Substantial Completion Date resulting from such claim shall be authorized by Change Order.

9.3    Minor Changes in the Project
       ----------------------------

9.3.1 The parties hereby acknowledge and agree that no Change Order shall be valid or effective unless signed by Tenant.

9.4    Emergencies
       -----------

9.4.1 In any emergency affecting the safety of persons or property, the Construction Manager shall act, at his discretion, to prevent threatened damage, injury or loss. Any extension of time claimed by the Construction Manager on account of emergency work shall be determined as provided in this Article.

ARTICLE 10
----------

Discounts
---------

All discounts for prompt payment shall accrue to the Tenant to the extent the Cost of the Project is paid directly by the Tenant or from a fund made available by the Tenant to the Construction Manager for such payments. All trade discounts, rebates and refunds, and all returns from sale of surplus materials and equipment, shall be credited to the Cost of the Project.

ARTICLE 11
----------

Payments to the Construction Manager
------------------------------------

11.1 The Construction Manager shall submit monthly to the Tenant and Architect/Engineer a statement, sworn to if required, showing all moneys paid out, costs accumulated or costs incurred on account of the Cost of the Project during the previous month and the amount of the Construction Manager's Fee due as provided in Article 7. Construction Manager shall coordinate monthly requisition meetings and delivery of monthly requisitions with the meeting and requisition schedule for the work being performed by Construction Manager for Landlord. Each monthly requisition shall be accompanied by lien waivers from each Trade Contractor and Construction Manager (for the previous months billing except that final lien waivers shall be required for release of retainage and final payment to any Trade Contractor or Construction Manager) in the statutory form, and such other invoices, receipts and supporting documentation as Tenant or Architect/Engineer may reasonably request. Payment by the Tenant to the Construction Manager less retainage as hereinafter provided, shall be made within thirty (30) days after it is submitted. The Tenant shall withhold from each monthly payment an amount equal to ten percent (10%) on account of each Trade Contractor's payment. At such time as each Trade Contractor's Work is fifty percent (50%) complete, no further retainage will be withheld, provided, in the Tenant's and the Construction Manager's opinions, the Trade Contractor is performing satisfactorily. The Construction Manager will be paid one hundred percent (100%) of its direct costs and fee earned to the billing date.

11.1.1 The Construction Manager shall maintain detailed statements, including without limitation, payroll records, receipted invoices, check vouchers, and any other evidence demonstrating costs incurred by the Construction Manager on account of the Cost of the Project, which records shall be available for the Tenant's examination during regular business hours.

11.2 Within thirty (30) days after the date of Substantial Completion of the Work, Tenant shall release the retainage held by Tenant with respect to the Cost of the Project, less an amount equal to 200% of the estimated cost of completing any unfinished punchlist items, provided that said unfinished items are listed separately and the estimated cost of completing any unfinished items likewise listed separately. Thereafter, Tenant shall pay to Construction Manager, within thirty (30) days of the Construction Manager's invoice, the amount retained for incomplete items as each of said items is completed.

11.3 The Construction Manager shall pay all the amounts due Trade Contractors or other persons with whom he has a contract within seven (7) days after receipt of any payment from the Tenant, the application for which includes amounts due such Trade Contractor or other persons. Before issuance of final payment, the Construction Manager shall submit to Tenant satisfactory evidence that all payrolls, materials bills and other indebtedness connected with the Project have been paid or otherwise satisfied, together with final lien waivers from each Trade Contractor and Supplier.

11.4   If the Tenant should fail to pay the Construction Manager within seven
(7) days after the time the payment of any amount becomes due, then the Construction Manager may, upon seven (7) additional days' written notice to the Tenant and the Architect/Engineer, stop the Project until payment of the amount owing has been received.

11.5 Payments due but unpaid shall bear interest at the rate of one percent above the Fleet/Norstar Bank prime rate prevailing on the date payment was due.

11.6 In the event a lien or notice of contract is filed or claimed against the Project site by any Trade Contractor, laborer or supplier of materials, the Construction Manager shall immediately bond such lien or cause such lien to be discharged. Any payment due Construction Manager hereunder shall be reduced by an amount up to one hundred fifty percent (150%) of the amount of any such lien until such lien is removed as of record and/or bonded.

ARTICLE 12
----------

Insurance, Indemnity and Waiver of Subrogation
----------------------------------------------

12.1  Indemnity

12.1.1 The Construction Manager agrees to indemnify and hold the Tenant and the Landlord harmless from all claims for bodily injury and property damage (other than the damage or loss to the Work itself and other property insured under Paragraph 12.4) that may arise from the Construction Manager's or any Trade Contractor's operations under this Agreement.

12.1.2 The Tenant shall cause any other contractor who may have a contract with the Tenant to perform construction or installation work in the areas where Work will be performed under this Agreement, to agree to indemnify the Tenant, the Construction Manager and the Landlord and hold them harmless from all claims for bodily injury and property damage (other than property insured under Paragraph 12.4) that may arise from that contractor's operations. Such provisions shall be in a form reasonably satisfactory to the Construction Manager.

12.2  Construction Manager's Liability Insurance
      ------------------------------------------

12.2.1 The Construction Manager shall purchase and maintain such insurance as will protect him from the claims set forth below which may arise out of or result from the Construction Manager's operations under this Agreement whether such operations be by himself or by any Trade Contractor or by anyone directly or indirectly employed by any of them, or by anyone for whose acts any of them may be liable.

12.2.1.1 Claims under workers' compensation, disability benefit and other similar employee benefit acts which are applicable to the Work to be performed.

12.2.1.2 Claims for damages because of bodily injury, occupational sickness or disease, or death of his employees under any applicable employer's liability law.

12.2.1.3 Claims for damages because of bodily injury, death of any person other than his employees.

12.2.1.4 Claims for damages insured by usual personal injury liability coverage which are sustained (1) by any person as a result of an offense directly or indirectly related to the employment of such person by the Construction Manager or (2) by any other person.

12.2.1.5 Claims for damages, other than to the Work itself, because of injury to or destruction of tangible property, including loss of use therefrom.

12.2.1.6 Claims for damages because of bodily injury or death of any person or property damage arising out of the ownership, maintenance or use of any motor vehicle.

12.2.2 The Construction Manager's Commercial General Liability Insurance shall include premises -- operations (including explosion, collapse and underground coverage) elevators, independent contractors, completed operations, and blanket contractual liability on all written contracts, all including broad form property damage coverage.

12.2.3 The Construction Manager's Commercial General and Automobile Liability Insurance, as required by Subparagraphs 12.2.1 and 12.2.2 shall be written for not less than limits of liability as follows:

          a. Commercial General Liability

          1. General Liability  $ 2,000,000  Aggregate
                                  ---------

          b. Business Automobile Liability

          1. Combined Single Limit      $ 1,000,000
                                          ---------

          c. Excess Umbrella Liability  $75,000,000

12.2.4 Commercial General Liability Insurance may be arranged under a single policy for the full limits required or by a combination of underlying policies with the balance provided by an Excess or Umbrella Liability policy.

12.2.5 The foregoing policies shall contain a provision that coverage afforded under the policies will not be cancelled or not renewed until at least sixty (60) days' prior written notice has been given to the Tenant. All liability insurance policies shall be written on an occurrence basis and shall name Tenant and Landlord as additional insureds. Certificates of Insurance showing such coverage to be in force shall be filed with the Tenant prior to commencement of the Work.

12.2.6 In the event the Tenant elects to provide insurance coverage for the Construction Manager and/or its Trade Contractors and Trade Subcontractors via a Wrap-up Insurance Program or otherwise, and the Tenant's insurance program does not afford the same coverage as stated herein above, the Construction Manager may purchase a Difference in Conditions policy, the premium for which shall be reimbursed to the Construction Manager as a Cost of the Project.

12.3  Tenant's Liability Insurance
      ----------------------------

12.3.1 The Tenant shall be responsible for purchasing and maintaining his own liability insurance and, at his option, may purchase and maintain such insurance as will protect him against claims which may arise from operations under this Agreement.

12.4  Insurance to Protect Project
      ----------------------------

12.4.1 The Tenant shall purchase and maintain property insurance in a form acceptable to the Construction Manager upon the entire Project for the full cost of replacement as of the time of any loss. This insurance shall include as named insured the Tenant, Landlord, the Construction Manager, Trade Contractors and their Trade Subcontractors and shall insure against loss from the perils of Fire, Extended Coverage, and shall include "All Risk" insurance for physical loss or damage including, without duplication of coverage, at least theft, vandalism, malicious mischief, transit, collapse, flood, and earthquake. The Tenant will increase limits of coverage, if necessary, to reflect estimated replacement cost. The Tenant will be responsible for any co-insurance penalties or deductibles (provided, however, that Construction Manager shall pay the amount of the one thousand dollar ($1,000) deductible to the extent that the applicable loss or claim arises from any negligence of Construction Manager or any Trade Contractor). If the Project covers an addition to or is adjacent to an existing building, the Construction Manager, Trade Contractors and their Trade Subcontractors shall be named as additional insurers under the Tenant's Property Insurance covering such building and its contents.

12.4.1.1 If the Tenant finds it necessary to occupy or use a portion or portions of the Project prior to Substantial Completion thereof, such occupancy shall not commence prior to a time mutually agreed to by the Tenant and Construction Manager and to which the insurance company or companies providing the property insurance have consented by endorsement to the policy or policies. This insurance shall not be cancelled or lapsed on account of such partial occupancy. Consent of the Construction Manager and of the insurance company or companies to such occupancy or use shall not be unreasonably withheld.

12.4.2 The Tenant shall purchase and maintain such boiler and machinery insurance as may be required or necessary. This insurance shall include the interests of the Tenant, the Construction Manager, Trade Contractors and their Trade Subcontractors in the Work.

12.4.3 The Tenant shall purchase and maintain such insurance as will protect the Tenant, Landlord and Construction Manager against loss of use of Tenant's and Landlord's property due to those perils insured pursuant to Subparagraph
12.4.1. Such policy will provide coverage for expediting expenses of materials, continuing overhead of the Tenant, Landlord and Construction Manager, necessary labor expense, including overtime, and other determined exposures approved by Tenant. Exposures of the Tenant, Landlord and the Construction Manager shall be determined by mutual agreement and separate limits of coverage fixed for each item.

12.4.4 The Tenant shall file a copy of certificates for all such policies with the Construction Manager before an exposure to loss may occur. Copies of any subsequent endorsements will be furnished to the Construction Manager. The Construction Manager will be given sixty (60) days notice of cancellation, non-renewal, or any endorsements restricting or reducing coverage. If the Tenant does not intend to purchase such insurance, he shall inform the Construction Manager in writing prior to the commencement of the Work. The Construction Manager may then effect insurance which will protect the interest of himself, the Trade Contractors and their Trade Subcontractors in the Project, the cost of which shall be a Cost of the Project pursuant to Article 8, and the Project Construction Budget shall be increased accordingly. If the Construction Manager is damaged by failure of the Tenant to purchase or maintain such insurance or to so notify the Construction Manager, the Tenant shall bear all reasonable costs properly attributable thereto.

12.5  Property Insurance Loss Adjustment
      ----------------------------------

12.5.1 Any insured loss shall be adjusted by the Tenant and/or the Landlord and made payable to the Tenant and/or the Landlord as trustees for the insured, as their interests may appear, subject to any applicable mortgagee clause.

12.5.2 Upon the occurrence of an insured loss, monies received will be deposited in a separate account and the trustees shall make distribution in accordance with the agreement of the parties in interest.

12.6  Waiver of Subrogation
      ---------------------

12.6.1 The Tenant and Construction Manager waive all rights against each other, the Architect/Engineer, Trade Contractors, and their Trade Subcontractors for damages caused by perils covered by insurance provided under Paragraph 12.4, except such rights as they may have to the proceeds of such insurance held by the Tenant and Construction Manager as trustees. The Construction Manager shall require similar waivers from all Trade Contractors and their Trade Subcontractors.

12.6.2 The Tenant and Construction Manager waive all rights against each other and the Architect/Engineer, Trade Contractors and their Trade Subcontractors for loss or damage to any equipment used in connection with the Project and covered by any property insurance. The Construction Manager shall require similar waivers from all Trade Contractors and their Trade Subcontractors.

12.6.3 The Tenant waives subrogation against the Construction Manager, Engineer, Trade Contractors, and their Trade Subcontractors on all property and consequential loss policies carried by the Tenant on adjacent properties and under property and consequential loss policies purchased for the Project after its completion.

12.6.4 If the policies of insurance referred to in this Paragraph require an endorsement to provide for continued coverage where there is a waiver of subrogation, the owners of such policies will cause them to be so endorsed.

12.6.5 The Construction Manager shall require all Trade Contractors to carry and maintain until completion of such Trade Contractor's work insurance meeting at least the following requirements: (i) worker's compensation having the statutory coverage, (ii) comprehensive general liability insurance having coverage limits which are commercially reasonable for the applicable trades and approved by Tenant, and (iii) owned, non-owned and hired motor vehicle insurance having coverage limits which are commercially reasonable for the applicable trades and approved by Tenant. Such policies of insurance shall name Tenant and Landlord as additional insureds.

ARTICLE 13
----------

13.1  Termination by the Construction Manager
      ---------------------------------------

13.1.1 If the Project, in whole or substantial part, is stopped for a period of thirty days under an order of any court or other public authority having jurisdiction, or as a result of an act of government, such as a declaration of a national emergency making materials unavailable, through no act or fault of the Construction Manager, or if the Project should be stopped for a period of thirty days by the Construction Manager for the Tenant's failure to make payment thereon, then the Construction Manager may, upon seven days' written notice to the Tenant, terminate this Agreement and recover from the Tenant payment for all work executed, the Construction Manager's Fee earned to date (which shall be in the same percentage as the percentage completion of the work of the Project as of the date of termination), and for any proven loss sustained upon any materials, equipment, tools, construction equipment and machinery, cancellation charges on existing obligations of the Construction Manager.

13.2  Tenant's Right to Perform Construction Manager's Obligations and
      ----------------------------------------------------------------
Termination by the Tenant for Cause
-----------------------------------

13.2.1 If the Construction Manager fails to perform any of his obligations under this Agreement, including any obligation he assumes to perform Work with his own forces, the Tenant shall have the right, but not the obligation, after seven days' written notice during which period the Construction Manager fails to perform such obligation, to make good such deficiencies and charge Construction Manager for all costs incurred for the remedy of such deficiencies.

13.2.2 If the Construction Manager is adjudged a bankrupt, or if he makes a general assignment for the benefit of his creditors, or if a receiver is appointed on account of his insolvency, or if he refuses or fails, except in cases for which extension of time is provided, to supply enough properly skilled workmen or proper materials (and such default is not cured within seven (7) days after notice from Tenant), or if he fails to make proper payment to Trade Contractors or for materials or labor, or violates any laws, ordinances, rules, regulations or orders of any public authority having jurisdiction, or otherwise is guilty of a violation of any provision of this Agreement (and such default is not cured within seven (7) days after notice from Tenant), then the Tenant may, without prejudice to any right or remedy, upon giving the Construction Manager and his surety, if any, written notice, terminate this Agreement and take possession of the site and of all materials, equipment, tools, construction equipment and machinery thereon owned by the Construction Manager and may finish the Project by whatever method he may deem expedient. In such case, the Construction Manager shall not be entitled to receive any further payment until the Project is finished. The Construction Manager shall be responsible for damages incurred by the Tenant arising as a direct result of the Construction Manager's default hereunder.

13.2.3. The Tenant reserves the right to terminate this agreement for convenience at any time. Tenant will provide seven (7) days written notice to the Construction Manager and will pay all costs incurred to that point in time subject to and in accordance with the terms and conditions of this Agreement, together with a portion of Construction Manager's Fee (which shall be in the same percentage as the percentage completion of the work of the Project as of the date of termination).


ARTICLE 14
----------

Assignment and Governing Law
----------------------------

14.1 Neither the Tenant nor the Construction Manager shall assign his interest in this Agreement without the written consent of the other except as to the assignment of proceeds; provided, however, that (i) Tenant shall have the right to assign its interest hereunder to any person or entity at any time prior to

Substantial Completion of the Project with the consent of Construction Manager, such consent not to be unreasonably withheld or delayed, (ii) notwithstanding the foregoing, Tenant shall have the right to assign its interest hereunder to any person or entity controlling, controlled by or under control with Tenant or any of its shareholders, members or partners at any time without the consent of Construction Manager, and (iii) notwithstanding the foregoing, Tenant shall have the right to assign its interest hereunder to any person or entity at any time from or after the date of Substantial Completion of the Project without the consent of Construction Manager.

14.2 This Agreement shall be governed by the law of the place where the Project is located.

ARTICLE 15
----------

Miscellaneous Provisions
------------------------

15.1 It is expressly understood that the Tenant shall be directly retaining the services of an Architect/Engineer.

15.2 Notwithstanding anything contained herein, it is expressly understood that the Construction Manager's Project Control Systems, including without limitation estimating, scheduling, purchasing, cost reporting, and project engineering systems, and all modifications, additions, or alterations thereto, are and shall remain the sole property of the Construction Manager.

15.3 It is expressly understood that in the event the Construction Manager incurs reasonable legal or other professional fees in the process of pursuing or defending a claim, suit, or dispute with a Trade Contractor which is (i) directly related to the Project, (ii) not caused by any negligent act or omission or intentional misconduct of Construction Manager, and (iii) not caused by any default by Construction Manager under its contract with the applicable Trade Contractor, then such fees shall be reimbursable to the Construction Manager as a Cost of the Project pursuant to Article 8 subject, however, to the Guaranteed Maximum Price if one is established.

15.4 Notwithstanding the event of any claim, dispute, or other matter in question arising out of or relating to this Agreement or the breach thereof, the Construction Manager shall carry on the Work and the Tenant shall continue to make payments in accordance with this Agreement.

15.5 Construction Manager shall cause all trade contracts with trade contractors (including, without limitation, trade contractors, vendors and consultants) and all purchase orders or supply agreements with all suppliers of materials and equipment (including, without limitation, all electrical machinery and appliances if such equipment contains any hardware, software or embedded microchips) to contain the following representation, warranty and covenant:

          "The (Trade Contractor or supplier, as the case may be) hereby represents, warrants and covenants that all materials and equipment furnished by (the applicable Trade Contractor or supplier) to be incorporated into or used in connection with the Project, including, without limitation, all electrical machinery and appliances if such equipment contains any hardware, software or embedded microchips) shall be Year 2000 compliant (as such term is defined below). (The Trade Contractor or supplier) hereby agrees that (Tenant) shall be entitled to rely upon this representation, warranty and covenant and that (Trade Contractor or Supplier) shall be liable to (Construction Manager) and (Tenant) for any breach thereof. As used herein, the term "Year 2000 Compliant" means that the equipment or materials, if containing or calling on a calendar function including, without limitation, any functions indexed to the CPU clock, and any function providing specific dates or days, or calculating spans of dates or days: will record, store, process, calculate, present and where appropriate insert true and accurate dates and calculations for calendar dates falling on or after (and if applicable, spans of time including) January 1, 2000 and February 29, 2000, and will record, store, process, calculate and present any information and/or data dependent on or relating to such dates in the same manner, and with the same functionality, data integrity and performance as the equipment records, stores, processes, calculates and presents calendar dates on or before December 31, 1999, and in such fashion as to eliminate all ambiguities as to the century of concern, and correctly and accurately regards and processes data and information with respect thereto such that such equipment will lose no functionality (as determined in all material respects in accordance with the substantive warranty provisions provided by the respective manufacturer.) Without limitation of the foregoing, the Construction Manager shall use commercially reasonable efforts to ensure that all material and equipment incorporated in the Project is Year 2000 compliant.

15.6 Construction Manager hereby agrees that the employees of Construction Manager listed on Schedule 15.6 attached hereto shall be dedicated to the
                  -------------
Project and shall not be removed or replaced from the Project without Tenant's prior written consent.

15.7 Notwithstanding any provision hereof or of any of the Contract Documents to the contrary, disputes under this Agreement shall not be subject to arbitration or mediation, but shall be decided by a court of competent jurisdiction in Boston, Massachusetts. All references in this Agreement or to any of the Contract Documents shall be deemed to mean and refer to litigation in a court of competent jurisdiction in Boston, Massachusetts.

15.8  Estoppel Certificates.  Each party hereby agrees to deliver to the other,
      ---------------------
within ten (10) days after any written request thereof, a certificate certifying
(i) the amount that has been paid to Construction Manager by Tenant hereunder as of the date of such certificate, (ii) that there are not defaults by the certifying party or, to the best of the certifying parties' knowledge, the requesting party, under this Agreement, except as set forth in such certificate,
(iii) that this Agreement is in full force and effect and has not been modified or amended, except to set forth in such certificate, and (iv) such other matters as the requesting party may reasonably request.

     This Agreement executed the day and year first written above.


ATTEST:                                 TENANT:

/s/ C. Newton, Controller
------------------------------          NaviSite, Inc.


                                        By: /s/ Kenneth W. Hale
                                            ------------------------------------

                                        Title: CFO
                                               ---------------------------------



ATTEST:                                 CONSTRUCTION MANAGER:

(illegible)
------------------------------          GILBANE BUILDING COMPANY


                                        By: /s/ Thomas F. Gilbane, Jr.
                                            ------------------------------------


                                        Title: President/Chief Operating Officer
                                               ---------------------------------

                            Exhibits and Schedules
                            ----------------------

               Exhibit                  Description
               -------                  -----------

                 A                      Description of Project

                 B                      General Conditions Estimate



               Schedule                 Description
               --------                 -----------

                 7.2.1                  Example of added fee calculation.
                 15.6                   Key Personnel

                                   GUARANTY
                                   --------


     Reference is hereby made to that certain Construction Agreement dated as of April 12, 1999 by and between Gilbane Building Company and NaviSite, Inc. ("Tenant") (the "Agreement"). Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to such terms in the Agreement.

     CMGI, Inc. ("Guarantor") hereby guarantees the payment and performance by Tenant of its obligations under the Agreement, subject to, and in accordance with, the terms and provisions thereof.

     Notwithstanding anything to the contrary contained herein, this Guaranty and all of Guarantor's obligations and agreements hereunder and under the Agreement shall terminate and be of no further force or effect immediately upon the closing of the initial public offering of shares of common stock of Tenant pursuant to an effective registration statement under the Securities Act of 1933, as amended.


                                   CMGI, INC.


                                   By:  _______________________________
                                        Name:
                                        Title:

Exhibit A - Note That This Drawing List Represents The Entirety Of The Scope Of The 400 Minuteman Drive Project for the Landlord As Well As The Fit-Out Work Of The Tenant. The Documents (In Some Cases) Contain A Blend Of The Work For Both And The Comments Column Will Attempt To Define The Specific Work Contained On That Drawing For the Tenant.


Gilbane

400 Minuteman/Navisite                                  Grouped by Discipline
GBCo Job #2695/2728                                     Date Range: All Dates
400 Minuteman                                           Printed on: 10/15/99
1776 Drive
Andover, MA 01810

Architectural

A001        2     General Notes, Partition Types, Door           7/30/99   Tenant responsibility as pertains to First Floor only.
                  Types, Details

A201        2     First Floor Plan                               7/30/99   All Work from inside face of ext. wall is by Tenant.
                                                                           Stair towers, lobby, toilet rooms and loading dock is
                                                                           by Landlord.

A202        2     Second Floor Plan                              7/30/99   Landlord provided.

A203        2     Roof Plan                                      7/30/99   Landlord provided.

A301        2     Reflected Ceiling Plan                         7/30/99   Landlord provided (Lobby).

A401        2     Floor Finish Plans                             7/30/99   Landlord provided (Lobby & Toilet rooms).

A501              Enlarged Stair Plans, Sections, and Details    7/30/99   Landlord provided.

A502        2     Enlarged Stair Plans, Sections, and Details    7/30/99   Landlord provided.

A503        2     Enlarged Toilet Room Plans & Details           7/30/99   Landlord provided.

A504        2     Enlarged Lobby Plans                           7/30/99   Landlord provided.

A700        2     Elevations                                     7/30/99   Landlord provided.

A701        2     Enlarged Elevations                            7/29/99   Landlord provided.

A710        2     Wall Sections, Detail Elevations & Plans       7/30/99   Notations "By Others" are by Tenant. Also, Bentonite
                                                                           waterproofing at below grade ext. foundations is by
                                                                           Tenant.

A711        2     Lobby Cross Sections                           7/30/99   Landlord provided.

A713        2     Wall Sections,                                 7/30/99   Landlord provided.

A714        2     Lobby Longitudinal Sections                   7/30/99       Landlord provided.

I-201       2     Partial Second Floor Partition Plan           7/29/99       Landlord provided except for fabric wall
                                                                              panels to be by Tenant.

I-202       2     Partial Second Floor Partition Plan           7/29/99       Landlord provided except for operable wall
                                                                              which is by Tenant.

I-203       2     Partial Second Floor Finish Plan              7/29/99       Landlord provided except for areas receiving
                                                                              fabric wall covering which is by Tenant.

I-204       2     Partial Second Floor Finish Plan              7/29/99       Landlord provided.

I-205       2     Partial Second Floor Furniture Plan           7/29/99       All furniture and workstations shown are by
                                                                              Tenant.

I-206       2     Partial Second Floor Furniture Plan           7/29/99       All furniture and workstations shown are by
                                                                              Tenant.

I-207       2     Partial Second Floor Reflected Ceiling        7/29/99       Landlord provided.
                  Plan

I-208       2     Partial Second Floor Reflected Ceiling        7/29/99       Landlord provided.
                  Plan

I-301       2     Interior Elevations                           7/29/99       NOC areas are by Tenant, Breakroom is by
                                                                              Landlord, Conf. Room(s) are by Landlord.

I-401       2     Interior Details                              7/29/99       Landlord provided except for Moveable
                                                                              Partition by Tenant.

I-501       2     Door Elevations                               7/29/99       Landlord provided except security hardware by
                                                                              Tenant.

ARCHITECTURAL - NAVISITE

I-000       2     Title Sheet                                   7/29/99       Tenant provided except shaded areas are
                                                                              Landlord provided.

I-101       2     Partial First Floor Partition Plan            7/29/99       Tenant provided except shaded areas are
                                                                              Landlord provided

I-102       2     Partial First Floor Partition Plan            7/29/99       Tenant provided except shaded areas are
                                                                              Landlord provided.

I-103       2     Partial First Floor Finish Plan               7/29/99       Tenant provided except shaded areas are
                                                                              Landlord provided.

I-104       2     Partial First Floor Finish Plan               7/29/99       Tenant provided except shaded areas are
                                                                              Landlord provided.

I-105       2     Partial First Floor Furniture Plan            7/29/99       Tenant provided except shaded areas are
                                                                              Landlord provided.

I-106       2     Partial First Floor Furniture Plan            7/29/99       Tenant provided except shaded areas are
                                                                              Landlord provided.

I-107       2     Partial First Floor Reflected Ceiling Plan    7/29/99       Tenant provided except shaded areas are
                                                                              Landlord provided.

I-108       2     Partial First Floor Reflected Ceiling Plan    7/29/99       Tenant provided except shaded areas are
                                                                              Landlord provided.

I-502       2     Door Schedule                                 7/29/99       Tenant provided.

Civil

AL-3            Proposed Grading Plan                   4/20/99     Superseded by L-3 5/17/99. Landlord provided.

AL-4            Proposed Drainage & Utilities Plan      4/20/99     Supersede by L-4 5/17/99. Landlord provided.

AL-6            Planting Plan                           4/20/99     Superseded by L-5, 5/17/99. Landlord provided.

L-1             Existing Conditions Plan                5/17/99     Landlord provided.

L-10            Details                                 5/17/99     Landlord provided.

L-2             Existing Conditions Plan                5/17/99     Landlord provided.

L-3             Proposed Grading Plan                   5/17/99     Landlord provided.

L-4             Proposed Drainage & Utilities Plan      5/17/99     Landlord provided except for added waterline cost per RFA 25.

L-5             Proposed layout Plan                    5/17/99     Landlord provided with exception of implied generator pads by Tenant.

L-6   SKL-14    Planting - Plan                         8/20/99     Landlord provided.

L-7             Details                                 5/17/99     Landlord provided.

L-8             Details                                 5/17/99     Landlord provided.

L-9             Details                                 5/17/99     Landlord provided.

LSC01           NONE                                    5/17/99     Landlord provided.

Electrical

E-0         1       Electrical Symbols, Abbreviations and         7/30/99         Landlord provided.
                    Details

E-1         1       Partial First Floor South - Power Plan        7/19/99         Landlord provided.


E-10        2       Roof Plan - North - Electrical Plan           8/ 6/99         Landlord provided.


E-11        1       Mechanical Connections Power Plan             8/ 6/99         Landlord provided.

E-12                Electrical Riser Diagram                      7/ 7/99         Landlord provided.

E-13                Electrical Details                            7/ 7/99         Landlord provided.

E-14        2       Electrical Details                            7/30/99         Landlord provided.

E-15                Electrical Details                            7/ 7/99         Landlord provided.

E-16        2       Electrical Panel Schedules                    8/ 6/99         Landlord provided.

E-17        2       Electrical Panel Schedules                    8/ 6/99         Landlord provided.

E-2         2       Partial First Floor North - Power Plan        7/30/99         Landlord provided.

E-3         1       Partial First Floor South - Lighting Plan     7/30/99         Landlord provided.

E-4         1       Partial First Floor North - Lighting Plan     7/30/99         Landlord provided.

E-5         1       Partial Second Floor South - Power Plan       7/19/99         Landlord provided except for UPS wiring shown.

E-6         1       Partial Second Floor North - Power Plan       7/19/99         Landlord provided except for UPS wiring shown.

E-7         1       Partial Second Floor South - Lighting Plan    7/30/99         Landlord provided.

E-8                 Partial Second Floor North - Lighting Plan    7/ 7/99         Landlord provided.

E-9         2       Roof Plan - South - Electrical Plan           8/ 6/99         Landlord provided.

ESL-1       2       Electrical Site Lighting and Utility Plan     7/30/99         Landlord provided except  for 50% cost
                                                                                  to Tenant for incoming telephone, 100% of cost
                                                                                  for incoming electrical from Generators and 100%
                                                                                  cost for Emergency Intercom Stations.

Electrical - Navisite

E-0/ N      1       Electrical Symbols, Abbreviations and         7/19/99         Tenant provided.
                    Details

E-1/ N      3       Partial First Floor South - Power Plan        8/ 6/99         Tenant provided.

E-10/ N     2       Electrical Panel Schedules                    8/ 6/99         Tenant provided.

E-11/N      1       Electrical Panel Schedules                    7/30/99         Tenant provided.

E-12/N              Details - Power Distribution Units            7/30/99         Tenant provided.

E-13/N              Roof Plan - Security Camera Locations         7/30/99         Tenant provided.

E-14/N      1       2nd Floor Plan Leak Detection Equipment       8/ 6/99         Tenant provided.
                    Plan

E-2/ N      2       Partial First Floor North - Power Plan        7/30/99         Tenant provided.

E-3/ N              Partial First Floor South - Lighting Plan     7/ 7/99         Tenant provided.

E-4/ N              Partial First Floor North - Lighting Plan     7/ 7/99         Tenant provided.

E-5/ N      2       Mechanical/ Electrical Room Power Plan        7/30/99         Tenant provided.

E-6/ N      2       Penthouse Area Power and Lighting Plan        8/ 6/99         Tenant provided.

E-7/ N              Mechanical/ Electrical Room Duct Bank Plan    7/ 7/99         Tenant provided.
                    and Details

E-8/ N      1       One Line Diagram                              7/19/99         Tenant provided.

E-9/ N      2       Electrical Riser Diagram                      8/ 6/99         Tenant provided.

UGC-1/N             Underground Conduit                           7/ 7/99         Tenant provided.

Fire Protection

FP-1                Partial Second Floor South - Fire             7/ 7/99         Landlord provided.
                    Protection Plan

FP-2                Partial Second Floor North - Fire             7/ 7/99         Landlord provided.
                    Protection Plan

FP-3                Penthouse Floor -  Fire                       7/ 7/99         Landlord provided.
                    Protection Plan

FP-4                Fire Protection Notes, Symbols, and           7/ 7/99         Landlord provided.

                    Abbreviations and Details

FP-5                Fire Service Schematic and Schedules          7/ 7/99         Landlord provided.

Fire Protection - Navisite

CS01            2             Cover Sheet                                    7/30/99    Tenant provided.

FP-1/ N                       Partial First Floor South - Fire Protection    7/ 7/99    Tenant provided except for FP at Lobby
                              Plan                                                      Zone 5, Stair Towers and Loading Dock.


FP-2/ N                       Partial First Floor North - Fire Protection    7/ 7/99    Tenant provided except for FP at Lobby
                              Plan                                                      Zone 5, Stair Towers and Loading Dock.

Mechanical

M-0                         Symbols, Abbreviations and Notes                7/ 7/99          Landlord provided.

M-1                         Partial First Floor South- HVAC Plan            7/ 7/99          Landlord provided.

M-2         1               Partial First Floor North - HVAC Plan            7/30/99         Landlord provided.

M-3         1               Partial Second Floor South - HVAC Plan           7/30/99         Landlord provided.

M-4         1               Partial Second Floor North - HVAC Plan           7/30/99         Landlord provided.

M-5                         Roof Plan - South - HVAC Plan                    7/ 7/99         Landlord provided.

M-6                         Roof Plan - North - HVAC Plan                    7/ 7/99         Landlord provided.

M-7         1               Details                                          7/30/99         Landlord provided.

M-8                         Details                                          7/ 7/99         Landlord provided.

M-9         1               Schedules                                        7/30/99         Landlord provided with exception of
                                                                                             Tenant shared cost on RTU's/AHU per
                                                                                             RFA 19.

Mechanical - Navisite

M-0 /N                   Symbols, Abbreviations and Notes           7/ 7/99        Tenant provided.

M-1/ N         1         Partial First Floor South - HVAC Plan        7/30/99         Tenant provided.

M-10/ N        2         Details                                      8/ 6/99         Tenant provided.

M-11/ N        1         Details                                      7/30/99         Tenant provided.

M-12/ N        1         Schedules                                    7/30/99         Tenant provided.

M-2/ N                   Partial First Floor North - HVAC Plan        7/ 7/99         Tenant provided.

M-3/ N                   Roof  - South - HVAC Plan                    7/ 7/99         Tenant provided.

M-4/ N                   Roof - North - HVAC Plan                     7/ 7/99         Tenant provided.

M-5/ N         1         Mechanical Room Plan                         7/30/99         Tenant provided.

M-6/ N         1         Mechanical Room Sections                     7/30/99         Tenant provided.

M-7/ N         1         Mechanical Room Perspective                  7/30/99         Tenant provided.

M-8/ N         1         Condenser Water Flow Diagram                 7/30/99         Tenant provided.

M-9/ N                   Chilled Water Flow Diagram                   7/ 7/99         Tenant provided.

Plumbing

P1             2         First Floor Plumbing                         7/15/99         Landlord provided.

P2             2         Second Floor Plumbing                        7/15/99         Landlord provided.

P3             1         Roof Plan Plumbing                           5/24/99         Landlord provided.

P4             2         Plumbing  1/4" Scale Toilet Rooms &          7/ 8/99         Landlord provided.
                         Water/Fire Service Room

P5             1         Plumbing Details & General Notes             5/24/99         Landlord provided.

P6             1         Plumbing Details                             5/24/99         Landlord provided.

Plumbing - Navisite

P-1/ N                   Symbols, Abbreviations and Details           7/ 7/99         Tenant provided.

P-2/ N                   Partial First Floor South - Plumbing Plan    7/ 7/99         Tenant provided.

P-3/ N                   Partial First Floor North - Plumbing Plan    7/ 7/99         Tenant provided.

P-4/ N                   Partial Second Floor South - Plumbing Plan   7/ 7/99         Tenant provided.

P-5/ N                   Partial Second Floor North - Plumbing Plan   7/ 7/99         Tenant provided.

P-6/ N                   Roof Plan - Plumbing                         7/ 7/99         Tenant provided except drains by Landlord.

P-7/ N         1         Mechanical Room Plan                         7/30/99         Tenant provided.

Structural

S100        2         Foundation Plan Area A                      5/ 7/99        Landlord provided.

S101        2         Foundation Plan Area B                      5/ 7/99        Landlord provided.


S200        2         Second Floor Framing Plan Area A            5/ 7/99        Landlord provided.


S201        2         Second Floor Framing Plan Area B            5/ 7/99        Landlord provided.


S300        3         Roof Framing Plan Area A                    6/30/99        By Landlord except for increase steel at
                                                                                 chillers.  Also, steel pipe & flashing at 12
                                                                                 locations (RFA 21&45).

S301        2         Roof Framing Plan Area B                    5/ 7/99        Landlord provided.

S302        3         High Roof Framing Plan                      7/ 1/99        Landlord provided except for steel pipe &
                                                                                 flashing at 12 locations (RFA 21 & 45)

S400        2         Column Schedule                             5/ 7/99        Landlord provided.

S401        2         Column Schedule & Typical Details           5/ 7/99        Landlord provided.

S402        2         Lateral Bracing Elevations                  5/ 7/99        Landlord provided.

S500        2         Sections & Details                          5/ 7/99        Landlord provided.

S600        2         Sections & Details                          5/ 7/99        Landlord provided.

S700        3         Sections & Details                          7/ 1/99        Landlord provided.

Structural - Navisite

SP-1                  Slab On Grade Plan                          7/23/99        Tenant provided.

SP-2                  Slab On Grade Plan                          7/23/99        Tenant provided.


SP-3                  Typical Details                             7/23/99        Tenant provided.

Organizational Chart - Schedule 15.6


                                                       --------------------
                                                             NaviSite
                                                       --------------------
                                                              GILBANE
                                                         Regional Project
                                                             Executive
                                                          Kevin Unsworth
                                                       --------------------
                                                              GILBANE
                                                           Local Project
                                                             Executive
                                                           Dave Deforest
                                                            (part time)
                              -----------------------------------------------------------------------
                              Regional Services                                           Field Staff
----------------------------------------------------------------------------------------------------------------------------------
   Gilbane                        Gilbane                     Gilbane                       Gilbane                     Gilbane    *
Chief Estimator               Sr. Purchasing              Cost Accounting               Project Manager                Tenant/MEP
 Don Michaels                     Agent                    Joe Loiselle                   Jim Driscoll                Coordinator
                               Gene Oakland                                                                            Bob Vierra
----------------------------------------------------------------------------------------------------------------------------------
  Gilbane                                                                                  Gilbane                     Gilbane     *
Architecture                                                                                 Area                    Data Center
 Estimator                                                                              Superintendant                Consultant
 Joe McCoy                                                                                Mick Owens                  Scott Good
                                                                                                                    [Text Deleted]
---------------                                                                        -------------------------------------------
   Gilbane                                                                                   Gilbane                   Gilbane    *
  Mechanical                                                                            Project Engineer              Assistant
  Estimator                                                                                Neil Benner              Superintendent
Ashvin Kapadia                                                                             (part time)               Al Choulnerd
                                                                                                                    [Text Deleted]
---------------                                                                        -------------------------------------------
   Gilbane                                                                                                             Gilbane    *
  Plumbing                                                                                                          Asst. Project.
  Estimator                                                                                                             Engr.
John Morenzi                                                                                                           Laura C
                                                                                                                    [Text Deleted]
                                                                                                                      to 8-12-98
                                                                                                                    [Text Deleted]
---------------                                                                        -------------------------------------------
    Gilbane                                                                                                Gilbane                *
Elec. Estimator                                                                                      Technical Assistant
  Ron Dupont                                                                                            Jeff Mattson
                                                                                                         (part time)
---------------                                                                        -------------------------------------------
                                                                                                           Gilbane                *
                                                                                                       Prj. Accountant
                                                                                                         Alan Burns
                                                                                                         (part time)
---------------                                                                        -------------------------------------------

*As per Exhibit B, represents only those whose charges are billed direct and thus pertinent to the terms of Article 15.6.

                                                             EXHIBIT B

                                                    GENERAL CONDITIONS SUMMARY

Job Name:        400 Minuteman Drive - Tenant Work
Location:        Andover, MA
Prepared by:     WKU
State Job in:    MA    Estimate Type:   GMP                        Saft:   50,000
====================================================================================================================================
BUDGET:                      $0
PRECON SCHEDULE:                            Through                                             0.00 MONTHS
CONSTR. SCHEDULE:              8/2/99       Through                  1/28/00                    5.97 MONTHS
====================================================================================================================================
TOTALS                                      DIRECT LABOR           OH & BURDEN                 DIRECT COST                TOTALS
------------------------------------------------------------------------------------------------------------------------------------
PRECONSTRUCTION
BP 902        Regional Labor                        $0                     $0                                                  $0
BP 900        Field Labor                           $0                     $0                                                  $0
BP 908        Regional Support                                                                         $0                      $0
------------------------------------------------------------------------------------------------------------------------------------
TOTAL PRECONSTRUCTION                               $0                     $0                          $0                      $0
              Percent of Budget                                                                              #DIV/0!
------------------------------------------------------------------------------------------------------------------------------------
CONSTRUCTION
BP 922        Regional Labor                   $26,917                $32,301                                            $ 59,218
BP 920        Field Labor                     $113,228                $53,840                                            $167,068
BP 928        Regional Support                                                                     $3,536                $  3,536
BP 925        Field Office Operations                                                             $65,020                $ 65,020
BP 926        Field Office Support                                                                $55,300                $ 55,300
------------------------------------------------------------------------------------------------------------------------------------
TOTAL CONSTRUCTION                           $140,145                 $86,140                    $123,856                $350,141
              Percent of Budget
TOTAL GENERAL CONDITIONS                     $140,145                 $86,140                    $123,856                $350,141
              Percent of Budget
BOND REQUIRED?                 Yes                 $0        Calculates from budget above                                      $0
BUILDER'S RISK INSUR.           0                  $0            "                                                             $0
BUILDING PERMIT                 0                  $0            "                                                             $0
STATE SALES TAX                 0                  $0                                                                          $0
PROFESSIONAL LIAB               0                  $0        .00186 up to $1mil                                                $0
GENERAL LIABILITY         0.00416                  $0        Get Quote if Prof Liab (greater than) $1 mil                      $0
TOTAL ALL COSTS                                                                                                          $350,141
FEE ANALYSIS
Total Raw Labor                              $140,145
Excess OH                                          $0
Base fee on Budget          0.00%                  $0
Base Fee Plus Excess Overhead                      $0
Less Non-reimbursables                        $62,754
NET FEE                                      ($62,754)
ROL                                             (0.45)
RATE TABLE
Home Office                  Field Rates        GBCo   MIS =  2.00
     Excess OH      0.00%    Excess OH          0.00%  NON REIMBURSABLE ITEMS
     Fringes       44.00%    Taxes             10.49%  Precon discounting                                                    0
     Overhead      76.00%    Work Cmp          10.10%  ?                                                                     0
TOTAL             220.00%    Maj Med           19.46%  ?                                                                     0
Escalation                   Vacation           7.50%  ?                                                                     0
     Precon         0.00%    TOTAL             47.55%  ?                                                                     0
     Const.         0.00%                              TOTAL                                                                 0

                           GENERAL CONDITIONS DETAIL

Job Name:     400 Minuteman Drive - Tenant Work
Location:     Andover, MA
Prepared by:  WKU
State Job in: MA                            Duration: 5.97 Mnth    Sqft: 10,000
                                                               [logo of Gilbane]

Cost                 Description              Unit Rate          Quantity   Man Hours     Total Cost  Reimbursable       Total
Code                                                                                                   yes or no    Non-Reimbursable

B.P. 902   PRECONSTRUCTION - REGIONAL
           LABOR

992110     R Project Executive                   $346              0 Dys       0             $0            yes                $0
992200     R Scheduling                          $288              0 Dys       0             $0            yes                $0
992300     R. Accounting Dept                    $210              0 Dys       0             $0            yes                $0
992170     R Cost Accounting                     $262              0 Dys       0             $0            yes                $0
992400     R Purchasing, Support                                In below
           (Carry None)                            $0                Dys       0             $0            yes                $0
992400     R Purchasing, PA 3.5 day per BP       $212              0 Dys       0             $0            yes                $0
992520     R Chief Estimator                     $365              0 Dys       0             $0            yes                $0
992530     R Electrical Estimator                $315              0 Dys       0             $0            yes                $0
992540     R. Mechanical Estimator               $297              0 Dys       0             $0            yes                $0
992540     R Plumbing/FP Estimator               $196              0 Dys       0             $0            yes                $0
992550     R Architectural Estimator             $212              0 Dys       0             $0            yes                $0
992560     R Est Exec, Job Capt                  $288              0 Dys       0             $0            yes                $0

Subtotal Regional Bare Labor                                       0 Dys       0             $0

           Escalation    0.00%                                                               $0                               $0

Subtotal Escalation                                                                          $0                               $0

982500     G Excess OH  0.00%                                                                $0                               $0
000098     G. Fringes   44.00%                                                               $0                               $0
000099     G Overhead   76.00%                                                               $0                               $0

Subtotal Fringes & Overhead                                                                  $0                               $0

B.P. 900   PRECONSTRUCTION - FIELD LABOR

991001     P Project Execution                   $346              0 Dys       0             $0            yes                $0
991010     P Project Manager                     $269              0 Dys       0             $0            yes                $0
991500     P Project Engineer                    $173              0 Dys       0             $0            yes                $0

                           GENERAL CONDITIONS DETAIL

Job Name:     400 Minuteman Drive - Tenant Work
Location:     Andover, MA
Prepared by:  WKU
State Job in: MA                            Duration: 5.97 Mnth    Sqft: 10,000
                                                               [logo of Gilbane]

Cost                 Description              Unit Rate          Quantity   Man Hours     Total Cost  Reimbursable       Total
Code                                                                                                   yes or no    Non-Reimbursable

?                     P Est Exec                  $288             0 Dys          0           $0           yes              $0
991630                P Project Estimator         $212             0              0           $0           yes              $0

Subtotal Field Bare Labor                                          0              0           $0                            $0

                       Escalation  0.00%                                                      $0                            $0
Subtotal Escalation                                                                           $0                            $0

982500               G Excess Overhead 0.00%                                                  $0                            $0
981010               G Fed/State Taxes 10.49%                                                 $0                            $0
981030               G Worker's Comp. 10.10%                                                  $0                            $0
981050               G Major Medical 19.46%                                                   $0                            $0
982300               G Accrued Vacation 7.50%                                                 $0                            $0

Subtotal Field Burden                                                                         $0                            $0

Total Preconstruction Labor                                                                   $0                            $0

B.P. 908             PRECONSTRUCTION -
                     REGIONAL SUPPORT

992650               G Travel - Auto from ?          ?             0 Trips                    $0           yes              $0
992650               G Travel - Auto from ?          ?             0 Trips                    $0           yes              $0
992700               G Stationary/Supplies          $0             0 MO                       $0           yes              $0
992710               G Bid Document printing,
                       shipping                      ?             0 Sets                     $0           yes              $0
992720               G MIS Services                 $2               MH                       $0           yes              $0
992730               G Postage                     $25             0 MO                       $0           yes              $0
992740               G Photocopy                   $25             0 MO                       $0           yes              $0
992750               G Telephone                   $50             0 MO                       $0           yes              $0
992755               G Miscellaneous out of pocket  $0             0 LS                       $0           yes              $0

Subtotal Preconstruction Support                                                              $0                            $0

Total Preconstruction                                                                         $0                            $0

B.P. 922             CONST. - REGIONAL LABOR NON
                              RECOVERABLE

992112 R Principal                                $385                0 Dys       0            $0           no              $0

                           GENERAL CONDITIONS DETAIL

Job Name:     400 Minuteman Drive - Tenant Work
Location:     Andover, MA
Prepared by:  WKU
State Job in: MA                            Duration: 5.97 Mnth    Sqft: 10,000
                                                               [logo of Gilbane]

Cost                 Description              Unit Rate          Quantity   Man Hours     Total Cost  Reimbursable       Total
Code                                                                                                   yes or no    Non-Reimbursable


992110        R. Project Executive - 8dy/wk     $404              35 Dys        280         $14,140        no          $14,140
992120        R Safety Engineer                 $288               0 Dys          0              $0        no               $0
992300        R Accounting                      $210              15 Dys        120          $3,156        no           $3,156
992170        R Cost Accountant - 1 dy/mo       $262              10 Dys         80          $2,615        no           $2,615
992200        R Scheduling, updates             $288               0 Dys          0              $0        no               $0
992400        R Purchasing Agent 3.5 day per
v              BP                               $239              18 Dys        144          $4,302        no           $4,302
992400        R Purchasing, Support             $  0            In above          0              $0        no               $0
                                                                     Dys
992185        R Technology Set-up               $192              10 Dys         80          $1,920        no           $1,920
992185        R Technology Support (2dy/month)  $192               0 Dys          0              $0        no               $0
992540        R Mechanical Estimator            $297               0 Dys          0              $0        no               $0
992540        R Plumbing, FP Estimator          $196               0 Dys          0              $0        no               $0
992530        R Electrical Estimator            $315               0 Dys          0              $0        no               $0
992550        R Architectural Estimator         $212               0 Dys          0              $0        no               $0
992560        R Est Exec, Job Captain           $288               0 Dys          0              $0        no               $0

Subtotal Regional Bare Labor                                      88 Dys        704        $26,133                     $26,133

              Escalation      3.00%                                                           $784                        $784

Subtotal Escalation                                                                           $784                        $784

982500        G Excess OH   0.00%                                                                $0                         $0
000098        G Fringes    44.00%                                                           $11,844                    $11,844
000099        G Overhead   76.00%                                                           $20,457                    $20,457

Subtotal Fringes    & Overhead                                                              $32,301                    $32,301


B.P. 920   CONSTRUCTION - FIELD LABOR            5.97 mnth            -       25.85
                                                                              weeks
           If you change the duration
           unit (weeks to days), change
           man hour calc too.

991001     P Project Executive                                  0 Dys             0              $0       yes              $0
991010     P Project Manager                                    0 Wks             0              $0       yes              $0
925991720  P Completion Bonus, 9% PM, 12%            9.00%          -             0              $0       yes              $0
           on site PX


                           GENERAL CONDITIONS DETAIL

Job Name:     400 Minuteman Drive - Tenant Work
Location:     Andover, MA
Prepared by:  WKU
State Job in: MA                            Duration: 5.97 Mnth    Sqft: 10,000
                                                               [logo of Gilbane]

Cost                 Description              Unit Rate          Quantity   Man Hours     Total Cost  Reimbursable       Total
Code                                                                                                   yes or no    Non-Reimbursable

991020     P Asst. Project Manager                                0 Wks          0             $0         yes                   $0
991200     P General Superintendent                               0 Wks          0             $0         yes                   $0
991210     P Asst. Superintendent                                 0 Wks          0             $0         yes                   $0
991220     P Area Superintendent                                  0 Wks          0             $0         yes                   $0
991240     P Mech Superintendent             $1,346              35 Wks      1,400        $47,110         yes                   $0
991250     P Elect. Superintendent                                0 Wks          0             $0         yes                   $0
991410     P Computer Consultant               $308              35 Dys        280        $10,780         yes                   $0
991500     P Project Engineer                                     0 Wks          0             $0         yes                   $0
991510     P Asst. Project Engineer          $1,000              35 Wks      1,400        $35,000         yes                   $0
991050     P Project Acct, 1 dy/wk.            $193              35 Dys        280         $6,755         yes                   $0
991670     P Technical Asst.                   $121              85 Dys        680        $10,285         yes                   $0
991630     P Project Estimator                                    0 Wks          0             $0         yes                   $0
991650     P Project Scheduler                                    0 Wks          0             $0         yes                   $0

Subtotal Field Bare Labor                                                    4,040       $109,930                               $0

           Escalation    3.00%                                                             $3,298                               $0

Subtotal Escalation                                                                        $3,298                               $0

992500     G Excess Overhead  0.00%                                                            $0                               $0
981010     G Fed/State Taxes  10.49%                                                      $11,878                               $0
981030     G Worker's Comp.  10.10%                                                       $11,436                               $0
981050     G Major Medical  19.46%                                                         $8,492                               $0
982300     G Accrued Vacation  7.50%                                                       $8,492                               $0

Subtotal Field Burden                                                                     $53,840                               $0

Total Construction Labor                                                                 $226,285                          $59,218

B.P.  928  CONST. - REGIONAL SUPPORT
           NON RECOVERABLE

992650     G Travel - Auto from CT             $56               38 Trips                  $2,128         no                $2,128
992650     G Travel - Auto from Prov.            ?                0 Trips                      $0         no                    $0


                           GENERAL CONDITIONS DETAIL

Job Name:     400 Minuteman Drive - Tenant Work
Location:     Andover, MA
Prepared by:  WKU
State Job in: MA                            Duration: 5.97 Mnth    Sqft: 10,000
                                                               [logo of Gilbane]

Cost                 Description              Unit Rate          Quantity   Man Hours     Total Cost  Reimbursable       Total
Code                                                                                                   yes or no    Non-Reimbursable

992700     G Stationary/Supplies                                    0 MO                      $0          no                  $0
992720     G MIS Charges - QBCo                     $2            704 MH                  $1,408          no              $1,408
992740     G Photocopying - Rgnl                   $20              0 MO                      $0          no                  $0
992730     G Postage                               $25              0 MO                      $0          no                  $0
992750     G Telephone - Rgnl                       $0              0 MO                      $0          no                  $0
992755     G Miscellaneous, Out of pocket           $0              0 LS                      $0          no                  $0

Subtotal Regional Support                                                                 $3,536                          $3,536

B.P.       925 CONSTRUCTION -
           FIELD OFFICE OPERATIONS

991700     G Subsistence/Moving                $25,000              1 Allow              $25,000          yes                 $0
991710     G Relocation - Payroll                   $0              0 Wks                     $0          yes                 $0
991750     G Job Travel - Auto                    None              0 Trips                   $0          yes                 $0
991750     G Job Travel - Air                     None              0 Trips                   $0          yes                 $0
991751     G Site Vehicle Lease                   $600              0 MO                      $0          yes                 $0
991752     G Site Vehicle Fuel/Maintain           $200              0 MO                      $0          yes                 $0
993005     G Setup/Demob Fld Office               $500              0 LS                      $0          yes                 $0
993010     G Gilbane Fld Office Rent              $300              0 MO                      $0          yes                 $0
993010     G Own/AE Fld Office                    None              0 MO                      $0          yes                 $0
993020     G Fld Office Furniture                 $500              0 EA                      $0          yes                 $0
993015     S Fld Office Janitor                    $40              0 MO                      $0          yes                 $0
994010     G Stationary/Supplies                  $500              0 LS                      $0          yes                 $0
994020     G Postage, Overnite                    $150              0 MO                      $0          yes                 $0
994030     G Misc Office Equip                      $0              0 EA                      $0          yes                 $0
994035     G Fax Machine                          $350              0 LS                      $0          yes                 $0
994040     G Telephone use                          $1              0 MO                      $0          yes                 $0
994050     G Phones and Radios                      $1              0 LS                      $0          yes                 $0
994055     G Trailer lap top Comp, Prolog,
           MS of 1 set up                       $5,970              2 EA                 $11,940          yes                 $0
994055     G Office Desk top Comp.,
           Prolog, MS Off., 1 ea                $3,570              0 EA                      $0          yes                 $0


                           GENERAL CONDITIONS DETAIL

Job Name:     400 Minuteman Drive - Tenant Work
Location:     Andover, MA
Prepared by:  WKU
State Job in: MA                            Duration: 5.97 Mnth    Sqft: 10,000
                                                               [logo of Gilbane]

Cost                 Description              Unit Rate          Quantity   Man Hours   Total Cost   Reimbursable        Total
Code                                                                                                  yes or no     Non-Reimbursable

994055     G Site Printer, 500 to 1500
           range each                            $0               0 EA                        $0          yes                  $0
994055     G Site Primavera Lease               $95               0 MO                        $0          yes                  $0
994056     G MIS Charges (field Only)            $2          4,040 Hrs                    $8,080          yes                  $0
994060     G Site trailer Lighting             $100              0 MO                         $0          yes                  $0
994070     G Site trailer Heat                 $100              0 MO                         $0          yes                  $0
994080     G Coffee/Water                       $75              0 MO                         $0          yes                  $0
994100     G First Aid                         $500              0 LS                         $0          yes                  $0
992710     G Bid Document printing,
           shipping                         $20,000           1 Allow                    $20,000          yes                  $0
994210     G Shop Drawing Printing          $ 1,000              0 LS                         $0          yes                  $0
994220     G Record Document Printing            $0            0 Sets                         $0          yes                  $0
994240     G Photocopier rental                $400              0 MO                         $0          yes                  $0
                                                                                              $0                               $0

Subtotal Field Office Operation                                                          $65,020                               $0

B.P. 926   CONSTRUCTION -
           FIELD OFFICE SUPPORT

993025     G Storage Trailer                None                0 MO                          $0          yes                  $0
993035     G Temporary Toilets,
            2 each                          $130                0 MO                          $0          yes                  $0
993035     S Trailer Temp plumbing             ?                0 LS                          $0          yes                  $0
993040     S Temporary Fencing                $8                0 LF                          $0          yes                  $0
993050     G Project Signs,
           (Main & Safety)                $1,000                0 EA                          $0          yes                  $0
993060     S Sidewalk Overhead
            Protection                      None                0 LF                          $0          yes                  $0
993070     S Safety rails, opening
            protection                      None                0 LF                          $0          yes                  $0
993081     S Gang ladders,
            temp stairs                     None                0 LF                          $0          yes                  $0
993080     S Safety Consultant              By
                                            regional            0 EACH                        $0          yes                  $0
993080     G Safety, misc. material,
            incentives                        $500              0 LS                          $0          yes                  $0
993089     G Drug Testing Costs                $50              0 EA                          $0          yes                  $0
995040     G Progress Photos                   $50              0 week                        $0          yes                  $0
995055     S Field Eng. Services            Trades              0 Wks                         $0          yes                  $0
9950??     S Preconstruction Site Survey    Trades              0 Wks                         $0          yes                  $0


                           GENERAL CONDITIONS DETAIL

Job Name:     400 Minuteman Drive - Tenant Work
Location:     Andover, MA
Prepared by:  WKU
State Job in: MA                            Duration: 5.97 Mnth    Sqft: 10,000
                                                               [logo of Gilbane]

Cost                 Description              Unit Rate      Quantity     Man Hours     Total Cost    Reimbursable       Total
Code                                                                                                   yes or no    Non-Reimbursable


995060      S Pest Control                   Trades              0 MO                       $0            yes                   $0
995070      G Ceremonies                       None              0 LS                       $0            yes                   $0
995080      S Testing                            $0            0 ALLW                       $0            yes                   $0
995090      G Misc Advertising Costs             $0            0 ALLW                       $0            yes                   $0
995100      G Dumpsters                        $550           56 LOAD                  $30,800            yes                   $0
995105      S Interim Clean                 $15,000              1 LS                  $15,000            yes                   $0
995110      S Final Cleanup                      $0           75000 SF                 $ 9,000            yes                   $0
995120      S Clean Glass                Inc. Above               0 SF                      $0            yes                   $0
951151      S Chutes/Hoppers                   None               0 EA                      $0            yes                   $0
995220      S Gen. Weather Protection        Trades               0 LS                      $0            yes                   $0
995250      S Snow Removal                     None               0 LS                      $0            yes                   $0
995670      G Survey Equipment                 None               0 LS                      $0            yes                   $0
995710      G Record Storage                   $500               1 LS                    $500            yes                   $0
995860      G Small Tools/Suppliers              $1               0 LS                     $0             yes                   $0
995870      G Small Staff Gear                   $1               0 LS                     $0             yes                   $0
996220      G Water Consumption                 $25               0 MO                     $0             yes                   $0
996320      S Temporary Heat                   None               0 MO                     $0             yes                   $0
996420      S Temp. Electric Hookup          $1,500               0 LS                     $0             yes                   $0
996420      G Temp Elec. Consumption             $1               0 MO                     $0             yes                   $0
996510      S Watchmen/Security                None               0 MO                     $0             yes                   $0
996600      G Temp Fire Extinguishers           $40               0 EA                     $0             yes                   $0

Subtotal Field Office Support                                                         $55,300                                   $0

Construction Services                                                                $350,141                              $62,754

                                Schedule 7.2.1

                       Example of Added Fee Calculation

                          GENERAL CONDITIONS SUMMARY

Job Name:        400 Minuteman Drive - Tenant Work
Location:        Andover, MA
Prepared by:     WKU
State Job in:    MA    Estimate Type:                              Saft:
====================================================================================================================================
BUDGET:                      $0
PRECON SCHEDULE:                            Through                                             0.00 MONTHS
CONSTR. SCHEDULE:              1/31/00      Through                  3/3/00                     1.07 MONTHS
====================================================================================================================================
TOTALS                                      DIRECT LABOR           OH & BURDEN                 DIRECT COST                TOTALS
------------------------------------------------------------------------------------------------------------------------------------
PRECONSTRUCTION
BP 902        Regional Labor                        $0                    $0                                                   $0
BP 900        Field Labor                           $0                    $0                                                   $0
BP 908        Regional Support                                                                         $0                      $0
------------------------------------------------------------------------------------------------------------------------------------
TOTAL PRECONSTRUCTION                               $0                    $0                           $0                      $0
              Percent of Budget                                                                              #DIV/0!
------------------------------------------------------------------------------------------------------------------------------------
CONSTRUCTION
BP 922        Regional Labor                    $2,228                $2,674                                               $4,901
BP 920        Field Labor                      $15,895                $7,558                                              $23,453
BP 928        Regional Support                                                                                               $365
BP 925        Field Office Operations                                                             $84,211                  $8,421
BP 926        Field Office Support                                                                     $0                      $0
------------------------------------------------------------------------------------------------------------------------------------
TOTAL CONSTRUCTION                            $18,123                $10,231                       $8,786                 $37,140
              Percent of Budget                                                                              #DIV/0!
TOTAL GENERAL CONDITIONS                      $18,123                $10,231                       $8,786                 $37,140
              Percent of Budget                                                                              #DIV/0!
BOND REQUIRED?                 No                  $0        Calculates from budget above                                      $0
BUILDER'S RISK INSUR.           0                  $0            "                                                             $0
BUILDING PERMIT                 0                  $0            "                                                             $0
STATE SALES TAX                 0                  $0                                                                          $0
PROFESSIONAL LIAB.              0                  $0        .00186 up to $1 mil                                               $0
GENERAL LIABILITY         0.00416                  $0        Get Quote if Prof Liab (greater than) $1 mil                      $0
TOTAL ALL COSTS                                                                                                           $37,140
FEE ANALYSIS
Total Raw Labor                               $18,123
Excess OH                                          $0
Base fee on Budget          0.00%                  $0
Base Fee Plus Excess Overhead                      $0
Less Non-reimbursables                         $5,266
NET FEE                                       ($5,266)
ROL                                             (0.29)
RATE TABLE
Home Office                  Field Rates        GBCo     MIS =  2.00
     Excess OH      0.00%    Excess OH         0.00%   NON REIMBURSABLE ITEMS
     Fringes       44.00%    Taxes             10.49%  Precon discounting                                                    0
     Overhead      76.00%    Work Cmp          10.10%  ?                                                                     0
TOTAL             220.00%    Maj Med           19.46%  ?                                                                     0
Escalation                   Vacation           7.50%  ?                                                                     0
     Precon         0.00%    TOTAL             47.55%  ?                                                                     0
     Const.         0.00%                              TOTAL                                                                 0

                           GENERAL CONDITIONS DETAIL

Job Name:     400 Minuteman Drive - Tenant Work
Location:     Andover, MA
Prepared by:  WKU
State Job in: MA                            Duration: 5.97 Mnth    Sqft: 10,000
                                                               [logo of Gilbane]

Cost                 Description        Unit Rate         Quantity      Man Hours    Total Cost    Reimbursable       Total
Code                                                                                                 yes or no    Non-Reimbursable

B.P. 902     PRECONSTRUCTION -
             REGIONAL LABOR
992110       R Project Executive              $346              0 Dys          0            $0            yes                 $0
992200       R Scheduling                     $288              0 Dys          0            $0            yes                 $0
992300       R Accounting Dept                $210              0 Dys          0            $0            yes                 $0
992170       R Cost Accounting                $262              0 Dys          0            $0            yes                 $0
992400       R Purchasing, Support
             (Carry None)                     $  0          In below Dys       0            $0            yes                 $0
992400       R Purchasing, PA
              3.5 day per BP                  $212              0 Dys          0            $0            yes                 $0
992520       R Chief Estimator                $365              0 Dys          0            $0            yes                 $0
992530       R Electrical Estimator           $315              0 Dys          0            $0            yes                 $0
992540       R Mechanical Estimator           $297              0 Dys          0            $0            yes                 $0
992540       R Plumbing/FP Estimator          $196              0 Dys          0            $0            yes                 $0
992550       R Architectural Estimator        $212              0 Dys          0            $0            yes                 $0
992560       R Est Exec, Job Capt             $288              0 Dys          0            $0            yes                 $0

Subtotal Regional Bare Labor                                    0 Dys          0            $0                                $0

            Escalation    0.00%                                                             $0                                $0

Subtotal Escalation                                                                         $0                                $0

982500     G Excess OH     0.00%                                                            $0                                $0
000098     G. Fringes     44.00%                                                            $0                                $0
000099     G Overhead     76.00%                                                            $0                                $0

Subtotal Fringes & Overhead                                                                 $0                                $0

B.P. 900   PRECONSTRUCTION - FIELD LABOR

991001     P Project Executive                $346              0 Dys          0            $0            yes                 $0
991010     P Project Manager                  $269              0 Dys          0            $0            yes                 $0
991500     P Project Engineer                 $173              0 Dys          0            $0            yes                 $0

                           GENERAL CONDITIONS DETAIL

Job Name:     400 Minuteman Drive - Tenant Work
Location:     Andover, MA
Prepared by:  WKU
State Job in: MA                            Duration: 5.97 Mnth    Sqft: 10,000
                                                               [logo of Gilbane]

Cost                 Description        Unit Rate         Quantity      Man Hours    Total Cost    Reimbursable       Total
Code                                                                                                yes or no    Non-Reimbursable

     ?      P Est Exec                          $288            0 Dys          0            $0           yes            $0
991630      P Project Estimator                 $212            0 Dys          0            $0           yes            $0

Subtotal Field  Bare Labor                                      0 Dys          0            $0                          $0

           Escalation       0.00%                                                           $0                          $0

Subtotal Escalation                                                                         $0                          $0

982500     G Excess Overhead     0.00%                                                      $0                          $0
981010     G Fed/State Taxes    10.49%                                                      $0                          $0
981030     G Worker's Comp.     10.10%                                                      $0                          $0
981050     G Major Medical      19.46%                                                      $0                          $0
982300     G Accrued Vacation    7.50%                                                      $0                          $0

Subtotal Field Burden                                                                       $0                          $0

Total Preconstruction Labor                                                                 $0                          $0

B.P. 908   PRECONSTRUCTION -
           REGIONAL SUPPORT

992650     G Travel - Auto from ?                 ?             0 Trips                     $0           yes            $0
992650     G Travel - Auto from ?                 ?             0 Trips                     $0           yes            $0
992700     G Stationary/Supplies                 $0             0 MO                        $0           yes            $0
992710     G Bid Document printing, shipping      ?             0 Sets                      $0           yes            $0
992720     G MIS Services                        $2               MH                        $0           yes            $0
992730     G Postage                            $25             0 MO                        $0           yes            $0
992740     G Photocopy                          $25             0 MO                        $0           yes            $0
992750     G Telephone                          $50             0 MO                        $0           yes            $0
992755     G Miscellaneous out of pocket         $0             0 LS                        $0           yes            $0

Subtotal Preconstruction Support                                                            $0

Total Preconstruction                                                                       $0                          $0


                           GENERAL CONDITIONS DETAIL

Job Name:     400 Minuteman Drive - Tenant Work
Location:     Andover, MA
Prepared by:  WKU
State Job in: MA                            Duration: 5.97 Mnth    Sqft: 10,000
                                                               [logo of Gilbane]

Cost                 Description              Unit Rate        Quantity   Man Hours    Total Cost    Reimbursable       Total
Code                                                                                                   yes or no    Non-Reimbursable



B.P. 992   CONST. -
REGIONAL LABOR NON-RECOVERABLE

992112   R Principal                             $0              0 Dys          0           $0            no                $0
992110   R Project Executive-8hrs/wk           $439              4 Dys         32       $1,756            no            $1,756
992120   R Safety Engineer                     $288              0 Dys          0           $0            no                $0
992300   R Accounting                          $210              1 Dys          8         $210            no              $210
992170   R Cost Accountant 1 dy/mo             $262              1 Dys          8         $262            no              $262
992200   R Scheduling, updates                 $288              0 Dys          0           $0            no                $0
992400   R Purchasing Agent 3.5
          day per BP                           $239              0 Dys          0           $0            no                $0
992400   R Purchasing, Support                   $0              In             0           $0            no                $0
                                                                 above
                                                                 Dys
992185  R Technology Set-up                    $192              0 Dys          0           $0            no                $0
992185  R Technology Support (2dy/month)       $192              0 Dys          0           $0            no                $0
992540  R Mechanical Estimator                 $297              0 Dys          0           $0            no                $0
992540  R Plumbing, FP Estimator               $196              0 Dys          0           $0            no                $0
992530  R Electrical Estimator                 $315              0 Dys          0           $0            no                $0
992550  R Architectural Estimator              $212              0 Dys          0           $0            no                $0
992560  R Est Exec, Job Captain                $288              0 Dys          0           $0            no                $0

Subtotal Regional Bare Labor                                     6 Dys          4       $2,228                          $2,228

           Escalation       0.00%                                                           $0                              $0

Subtotal Escalation                                                                         $0                              $0
   982500  G Excess OH      0.00%                                                           $0                              $0
   000098  G Fringes       44.00%                                                       $  980                            $980

                           GENERAL CONDITIONS DETAIL

Job Name:     400 Minuteman Drive - Tenant Work
Location:     Andover, MA
Prepared by:  WKU
State Job in: MA                            Duration: 5.97 Mnth    Sqft: 10,000
                                                               [logo of Gilbane]

Cost                 Description            Unit Rate          Quantity    Man Hours   Total Cost     Reimbursable       Total
Code                                                                                                   yes or no    Non-Reimbursable



000099     G Overhead    76.00%                                                        $1,693                           $1,693
Subtotal Fringes & Overhead                                                            $2,674                           $2,674



B.P. 920  CONSTRUCTION - FIELD LABOR    1.07 mnth = 4.63 weeks

                                        If you change the duration unit (weeks to days), change man hour calc. too.
991001    P Sr. Project
          Manager-DeForest                      $360            6 Dys         48          $2,160         yes                  $0
991010    P Project Manager-Driscoll          $1,346         4.63 Wks        185          $6,232         yes                  $0
          P Completion Bonus, 9% PM,
           12% on site PX                       9.00%                                       $820         yes                  $0
991020    P Asst. Project Manager                               0 Wks          0              $0         yes                  $0
991200    P General Superintendent                              0 Wks          0              $0         yes                  $0
991210    P Asst. Superintendent                                0 Wks          0              $0         yes                  $0
991220    P Area Superintendent                                 0 Wks          0              $0         yes                  $0
991240    P Mech. Superintendent                                0 Wks          0              $0         yes                  $0
991250    P Elect. Superintendent                               0 Wks          0              $0         yes                  $0
991410    P Computer Consultant                                 0 Dys          0              $0         yes                  $0
991500    P Project Engineer                                    0 Wks          0              $0         yes                  $0
991510    P. Asst. Project Engineer             $989         4.63 Wks        185          $4,579         yes                  $0
991050    P Project Acct, 1 dy/wk               $193         4.63 day         37            $894         yes                  $0
991670    P Technical Asst.                     $121           10 Dys         80          $1,210         yes                  $0
991630    P Project Estimator                                   0 Wks          0              $0         yes                  $0
991650    P Project Scheduler                                   0 Wks          0              $0         yes                  $0
Subtotal Field Bare Labor                                                    535         $15,895                              $0

           Escalation            0.00%                                                        $0                              $0

Subtotal Escalation                                                                           $0                              $0

   992500  G Excess Overhead     0.00%                                                        $0                              $0

                           GENERAL CONDITIONS DETAIL

Job Name:     400 Minuteman Drive - Tenant Work
Location:     Andover, MA
Prepared by:  WKU
State Job in: MA                            Duration: 5.97 Mnth    Sqft: 10,000
                                                               [logo of Gilbane]

Cost                 Description            Unit Rate          Quantity   Man Hours     Total Cost   Reimbursable       Total
Code                                                                                                   yes or no    Non-Reimbursable


981010     G Fed/State Taxes   10.49%                                                     $1,667                                $0
981030     G Worker's Comp.    10.10%                                                     $1,605                                $0
981050     G Major Medical     19.46%                                                     $3,093                                $0
982300     G Accrued Vacation   7.50%                                                     $1,192                                $0

Subtotal Field Burden                                                                     $7,558                                $0

Total Construction Labor                                                                 $28,354                            $4,901

B.P. 928  CONST. -
REGIONAL SUPPORT NON RECOVERABLE

992650     G Travel - Auto from CT.            $56            4 Trips                      $224           no                  $224
992650     G Travel - Auto from Prov.            ?            0 Trips                        $0           no                    $0
992700     G Stationary/Supplies                                 0 MO                        $0           no                    $0
992720     G MIS Charges - GBCo              $2.00              48 MH                       $96           no                   $96
992740     G Photocopying - Rgnl               $20               1 MO                       $20           no                   $20
992730     G Postage                           $25               1 MO                       $25           no                   $25
992750     G Telephone - Rgnl                   $0               0 MO                        $0           no                    $0
992755     G Miscellaneous; Out of pocket       $0               0 LS                        $0           no                    $0

Subtotal Regional Support                                                                  $365                               $365

B.P. 925  CONSTRUCTION - FIELD OFFICE
OPERATIONS

991700     G Subsistence/Moving                $500              1 Allow                   $500         yes                     $0
991710     G Relocation Payroll                  $0              0 Wks                       $0         yes                     $0
991750     G Job Travel - Auto                 None              0 Trips                     $0         yes                     $0
991750     G Job Travel - Air                  None              0 Trips                     $0         yes                     $0
991751     G Site Vehicle Lease                $600              2 MO                    $1,200         yes                     $0
991752     G Site Vehicle fuel/Maintain        $200              2 MO                      $400         yes                     $0

                           GENERAL CONDITIONS DETAIL

Job Name:     400 Minuteman Drive - Tenant Work
Location:     Andover, MA
Prepared by:  WKU
State Job in: MA                            Duration: 5.97 Mnth    Sqft: 10,000
                                                               [logo of Gilbane]

Cost                 Description              Unit Rate        Quantity    Man Hours   Total Cost    Reimbursable       Total
Code                                                                                                  yes or no    Non-Reimbursable

   993005  G Setup/Demob Fld Office                $500          1 LS                        $500            yes           $0
   993010  G Gilbane Fld Office Rent               $400          2 MO                        $800            yes           $0
   993010  G Own/AE Fld Office                     None          0 MO                          $0            yes           $0
   993020  G Fld Office Furniture                  $500          0 EA                          $0            yes           $0
   993015  S Fld Office Janitor                     $40          0 MO                          $0            yes           $0
   994010  G Stationary/Supplies                   $500          0 LS                          $0            yes           $0
   994020  G Postage, Overnite                     $150          0 MO                          $0            yes           $0
   994030  G Misc Office Equip                       $0          0 EA                          $0            yes           $0
   994035  G Fax Machine                           $350          0 LS                          $0            yes           $0
   994040  G Telephone use                       $1,500          2 MO                      $3,000            yes           $0
   994050  G Phones and Radios                       $1          0 LS                          $0            yes           $0
   994055  G Trailer lap top Comp, Prolog, MS
           of. 1 set up                          $5,970          0 EA                          $0            yes           $0
   994055  G Office Desk top Comp., Prolog,
           MS Off., 1 ea                         $3,570          0 EA                          $0            yes           $0
   994055  G Sire Printer, 500 to 1500 range
           each                                      $0          0 EA                          $0            yes           $0
   994055  G Site Primavera Lease                   $95          0 MO                          $0            yes           $0
   994056  G MIS Charges (field Only)                $2        535 Hrs                     $1,071            yes           $0
   994060  G Site trailer Lighting                 $100          0 MO                          $0            yes           $0
   994070  G Site trailer Heat                     $100          0 MO                          $0            yes           $0
   994080  G Coffee/Water                           $75          2 MO                        $150            yes           $0
   994100  G First Aid                             $500          0 LS                          $0            yes           $0
   992710  G Bid Document printing, shipping         $0          0 Allow                       $0            yes           $0
   994210  G Shop Drawing Printing               $1,000          0 LS                          $0            yes           $0
   994220  G Record Document Printing                $0          0 Sets                        $0            yes           $0
   994240  G Photocopier rental                    $400          2 MO                        $800            yes           $0
                                                                                               $0                          $0
Subtotal Field Office Operations                                                           $8,421                          $0


                           GENERAL CONDITIONS DETAIL

Job Name:     400 Minuteman Drive - Tenant Work
Location:     Andover, MA
Prepared by:  WKU
State Job in: MA                            Duration: 5.97 Mnth    Sqft: 10,000
                                                               [logo of Gilbane]

Cost         Description                         Unit Rate     Quantity   Man Hours  Total Cost    Reimbursable         Total
Code                                                                                                yes or no      Non-Reimbursable

B.P. 926 CONSTRUCTION -
FIELD OFFICE SUPPORT

993025  G Storage Trailer                             None        0 MO                  $0               yes               $0
993035  G Temporary Toilets, 2 each                   $130        0 MO                  $0               yes               $0
993035  S Trailer Temp plumbing                          ?        0 LS                  $0               yes               $0
993040  S Temporary Fencing                             $8        0 LF                  $0               yes               $0
993050  G Project Signs, (Main & Safety)            $1,000        0 EA                  $0               yes               $0
993060  S Sidewalk Overhead Protection                None        0 LF                  $0               yes               $0
993070  S Safety rails, opening protection            None        0 LF                  $0               yes               $0
993081  S Gang ladders, temp stairs                   None        0 LF                  $0               yes               $0
993080  S Safety Consultant                    By regional        0 EACH                $0               yes               $0
993080  G Safety, misc material, incentives           $500        0 LS                  $0               yes               $0
993089  G Drug Testing costs                           $50        0 EA                  $0               yes               $0
995040  G Progress Photos                              $50        0 week                $0               yes               $0
995055  S Field Eng. Services                       Trades        0 Wks                 $0               yes               $0
9950??  S Preconstruction Site Survey               Trades        0 Wks                 $0               yes               $0
995060  S Pest Control                              Trades        0 MO                  $0               yes               $0
995070  G Ceremonies                                  None        0 LS                  $0               yes               $0
995080  S Testing                                       $0        0 ALLW                $0               yes               $0
995090  G Misc advertising costs                        $0        0 ALLW                $0               yes               $0
995100  G Dumpsters                                   $550        0 LOAD                $0               yes               $0
995105  S Interim Clean                         $15,000.00        0 LS                  $0               yes               $0
995110  S Final Cleanup                              $0.12        0 SF                  $0               yes               $0
995120  S Clean Glass                           Inc. Above        0 SF                  $0               yes               $0
995115  S Chutes/Hoppers                              None        0 EA                  $0               yes               $0
995220  S Gen. Weather Protection                   Trades        0 LS                  $0               yes               $0
995250  S Snow Removal                                None        0 LS                  $0               yes               $0
995670  G Survey Equipment                            None        0 LS                  $0               yes               $0


                           GENERAL CONDITIONS DETAIL

Job Name:     400 Minuteman Drive - Tenant Work
Location:     Andover, MA
Prepared by:  WKU
State Job in: MA                            Duration: 5.97 Mnth    Sqft: 10,000
                                                               [logo of Gilbane]

Cost                 Description        Unit Rate      Quantity     Man Hours     Total Cost    Reimbursable       Total
Code                                                                                             yes or no    Non-Reimbursable



995710  G Record Storage                   $500          0 LS                           $0            yes             $0
995860  G Small Tools/Supplies               $1          0 LS                           $0            yes             $0
995870  G Small Staff Gear                   $1          0 LS                           $0            yes             $0
996220  G Water Consumption                 $25          0 MO                           $0            yes             $0
996320  S Temporary Heat                   None          0 MO                           $0            yes             $0
996420  S Temp. Electric Hookup          $1,500          0 LS                           $0            yes             $0
996420  G Temp Elec. Consumption             $1          0 MO                           $0            yes             $0
996510  S Watchmen/Security                None          0 MO                           $0            yes             $0
996600  G Temp Fire Extinguishers           $40          0 EA                           $0            yes             $0

Subtotal Field Office Support                                                           $0                            $0

TOTAL CONSTRUCTION SERVICES                                                        $37,140                        $5,266